UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Corning Incorporated

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of 2005

Annual Meeting of Shareholders

and Proxy Statement

NOTICE OF 2005 ANNUAL MEETING

AND PROXY STATEMENT

ABOUT THE MEETING	3
Why Did You Send Me This Proxy Statement?
When Is The Annual Meeting?
What Am I Voting On?
How Do You Recommend That I Vote On These Items?
Who Is Entitled To Vote?
How Many Votes Do I Have?
How Do I Vote By Proxy Before The Meeting?
May I Vote My Shares In Person At The Meeting?
May I Change My Mind After I Vote?
What Shares Are Included On My Proxy Card?
How Do I Vote If I Participate In The Corning Investment Plan?
How Do I Vote If My Broker Holds My Shares In “Street Name”?
Will My Shares Held In Street Name Be Voted If I Do Not Provide My Proxy?
What If I Return My Proxy Card Or Vote By Internet Or Phone But Do Not Specify How I Want To Vote?
What Does It Mean If I Received More Than One Proxy Card?
Who May Attend The Meeting?
May Shareholders Ask Questions At The Meeting?
How Many Shares Must Be Present To Hold The Meeting?
How Many Votes Are Needed To Elect Directors?
How Many Votes Are Needed To Approve The Adoption Of The 2005 Employee Equity Participation Program?
How Many Votes Are Needed To Ratify The Appointment Of PricewaterhouseCoopers LLP As Our Independent Auditors?
What Is A “Broker Non-Vote”?
How Will Broker Non-Votes Be Treated?
How Will Abstentions Be Treated?
How Will Voting On “Any Other Business” Be Conducted?
Who Pays For The Solicitation Of Proxies?
How Can I Find The Voting Results Of The Meeting?
How Do I Submit A Shareholder Proposal For, Or Nominate A Director For Election At, Next Year’s Annual Meeting?
Are You “Householding” For Shareholders Sharing The Same Address?

PROPOSAL 1 – Election of Directors	8

Nominees For Election as Directors	8

Directors Continuing in Office	9

Matters Relating to Directors	11
Board Meetings
Compensation
Board Committees
Corporate Governance Matters	14
Corporate Governance Guidelines
Directors Independence

Notice of 2005

Annual Meeting of Shareholders

and Proxy Statement

Notice of Annual Meeting

To Shareholders of Corning Incorporated:

You are cordially invited to attend the Annual Meeting of Corning Incorporated which will be held in The Corning Museum of Glass Auditorium, Corning, New York, on Thursday, April 28, 2005 at 11:00 o’clock A.M. The principal business of the meeting will be:

(1)	To elect four Directors for three-year terms;

(2)	To approve the adoption of the 2005 Employee Equity Participation Program;

(3)	To ratify the appointment of PricewaterhouseCoopers LLP as Corning’s independent auditors for fiscal year ending December 31, 2005; and

(4)	To transact such other business as may properly come before the meeting.

Your vote is important to us. Please vote by one of the following methods whether or not you plan to attend the meeting:

•	Via the internet.

•	By telephone.

•	By (see instructions on proxy card) returning the enclosed proxy card.

By order of the Board of Directors.

Denise A. Hauselt

Secretary and Assistant General Counsel

Corning Incorporated

One Riverfront Plaza

Corning, New York 14831

March 1, 2005

About the Meeting

Why Did You Send Me This Proxy Statement?

We sent you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote at the 2005 Annual Meeting of Shareholders. This proxy statement summarizes information concerning the matters to be presented at the meeting and related information that will help you make an informed vote at the meeting. This proxy statement and the accompanying proxy card are first being mailed to shareholders on or about March 8, 2005.

When Is The Annual Meeting?

The annual meeting will be held on Thursday, April 28, 2005, at 11:00 a.m., EST, at The Corning Museum of Glass Auditorium, Corning, New York.

What Am I Voting On?

At the annual meeting, you will be voting:

•	To elect four directors for three year terms;

•	To approve the adoption of the 2005 Employee Equity Participation Program;

•	To ratify the Board’s appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2005; and

•	Any other matter, if any, as may properly come before the meeting and any adjournment or postponement of the annual meeting.

How Do You Recommend That I Vote On These Items?

The Board of Directors recommends that you vote FOR each of the director nominees, FOR the adoption of the 2005 Employee Equity Participation Program and FOR the ratification of the Board’s appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2005.

Who Is Entitled To Vote?

You may vote if you owned our common shares as of the close of business on March 1, 2005, the record date for the annual meeting.

How Many Votes Do I Have?

You are entitled to one vote for each common share you own. As of the close of business on February 2, 2005, we had 1,409,728,400 common shares outstanding. The shares held in our treasury are not considered outstanding and will not be voted or considered present at the meeting.

How Do I Vote By Proxy Before The Meeting?

Before the meeting, you may vote your shares in one of the following three ways:

•	By Internet at www.computershare.com/us/proxy.

•	By Telephone (from the United States and Canada only) at 1(866) 516-0979.

•	By mail by completing, signing, dating and returning the enclosed proxy card in the postage paid envelope provided.

Please refer to the proxy card for further instructions on voting via the Internet and by Telephone.

Please use only one of the three ways to vote.

Please follow the directions on your proxy card carefully. If you hold shares in the name of a broker, your ability to vote those shares by Telephone or via the Internet depends on the voting procedures used by your broker, as explained below under the question “How Do I Vote If My Broker Holds My Shares In “Street Name”?” The New York Business Corporation Law provides that a shareholder may appoint a proxy by electronic transmission, so we believe that the Telephone and Internet voting procedures available to shareholders are valid and consistent with the requirements of applicable law.

May I Vote My Shares In Person At The Meeting?

Yes. You may vote your shares at the meeting if you attend in person, even if you previously submitted a proxy card or voted by Internet or Telephone. Whether or not you plan to attend the meeting, however, we encourage you to vote your shares by proxy before the meeting.

May I Change My Mind After I Vote?

Yes. You may change your vote or revoke your proxy at any time before the polls close at the meeting. You may change your vote by:

•	signing another proxy card with a later date and returning it to Corning’s Corporate Secretary at One Riverfront Plaza, Corning, NY 14831, prior to the meeting;

•	voting again by Telephone or via the Internet prior to the meeting; or

•	voting again at the meeting.

You also may revoke your proxy prior to the meeting without submitting any new vote by sending a written notice that you are withdrawing your vote to our Corporate Secretary at the address listed above.

What Shares Are Included On My Proxy Card?

Your proxy card includes shares held in your own name and shares held in any Corning plan. You may vote these shares by Internet, Telephone or mail, all as described on the enclosed proxy card.

How Do I Vote If I Participate In The Corning Investment Plan?

If you hold shares in the Corning Investment Plan, which includes shares held in the Corning Stock Fund in the 401(k) plan, these shares have been added to your other holdings on your proxy card. Your completed proxy card serves as voting instructions to the trustee of the plan. You may direct the trustee how to vote your plan shares by submitting your proxy vote for those shares, along with the rest of your shares, by Internet, Telephone or mail, all as described on the enclosed proxy card. If you do not instruct the trustee how to vote, your plan shares will be voted by the trustee in the same proportion that it votes shares in other plan accounts for which it did receive timely voting instructions.

How Do I Vote If My Broker Holds My Shares In “Street Name”?

If your shares are held in a brokerage account in the name of your bank or broker (this is called “street name”), those shares are not included in the total number of shares listed as owned by you on the enclosed proxy card. Instead, your bank or broker will send you directions on how to vote those shares.

Will My Shares Held In Street Name Be Voted If I Do Not Provide My Proxy?

If your shares are held in the name of a brokerage firm, your shares might be voted even if you do not provide the brokerage firm with voting instructions. Under the rules of the New York Stock Exchange, on certain “routine” matters, brokerage firms have the discretionary authority to vote shares for which their customers do not provide voting instructions. The election of directors and the proposal to ratify the Board’s appointment of PricewaterhouseCoopers LLP as our independent auditors are considered routine matters for this purpose, assuming that no contest arises as to any of these matters. The proposal to adopt the 2005 Employee Equity Participation Program is not considered a routine matter and your bank or broker will not be permitted to vote your shares unless proper voting instruction is received from you.

What If I Return My Proxy Card Or Vote By Internet Or Phone But Do Not Specify How I Want To Vote?

If you sign and return your proxy card or complete the Internet or Telephone voting procedures, but do not specify how you want to vote your shares, we will vote them:

•	FOR the election of each of the director nominees.

•	FOR the adoption of the 2005 Employee Equity Participation Program.

•	FOR the approval of the Board’s appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2005.

If you participate in the Corning Investment Plan and do not submit timely voting instructions, the trustee of the plan will vote the shares in your plan account in the same proportion that it votes shares in other plan accounts for which it did receive timely voting instructions, as explained above under the question “How Do I Vote If I Participate In The Corning Investment Plan?”

What Does It Mean If I Receive More Than One Proxy Card?

If you received more than one proxy card, you have multiple accounts with your brokers or our transfer agent. Please vote all of these shares. We recommend that you contact your broker or our transfer agent to consolidate as many accounts as possible under the same name and address. You may contact our transfer agent, Computershare Investor Services, LLC, at 1-800-255-0461.

Who May Attend The Meeting?

The annual meeting is open to all holders of our common shares. To attend the meeting, you will need to register upon arrival. We also may check for your name on our shareholders’ list and ask you to produce valid identification. If your shares are held in street name by your broker or bank, you should bring your most recent brokerage account statement or other evidence of your share ownership. If we cannot verify that you own Corning shares, it is possible that you may not be admitted to the meeting.

May Shareholders Ask Questions At The Meeting?

Yes. Our representatives will answer your questions of general interest at the end of the meeting. In order to give a greater number of shareholders the opportunity to ask questions, we may impose certain procedural requirements, such as limiting repetitive or follow-up questions.

How Many Shares Must Be Present To Hold The Meeting?

In order for us to conduct our meeting, a majority of our outstanding common shares as of March 1, 2005, must be present in person or by proxy at the meeting. This is called a quorum. Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by Internet, Telephone or mail.

How Many Votes Are Needed To Elect Directors?

The director nominees receiving the highest number of “FOR” votes will be elected as directors. This number is called a plurality. Consequently, shares that are not voted, because you marked your proxy card to withhold authority for all or some nominees, or because you did not complete and return your proxy card, will have no impact on the election of directors.

How Many Votes Are Needed To Approve The Adoption Of The 2005 Employee Equity Participation Program?

Approval of the 2005 Employee Equity Participation Program requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote.

How Many Votes Are Needed To Ratify The Appointment Of PricewaterhouseCoopers LLP As Our Independent Auditors?

Shareholder approval for the appointment of our independent auditors is not required, but the Audit Committee and the Board are submitting the selection of PricewaterhouseCoopers LLP for ratification in order to obtain the views of our shareholders. The ratification of the appointment of PricewaterhouseCoopers LLP as Corning’s independent auditors requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote. If the appointment of PricewaterhouseCoopers LLP is not ratified, the Audit Committee will reconsider its future selection.

What Is A “Broker Non-Vote”?

If you own shares through a bank or broker in street name, you may instruct your bank or broker how to vote your shares. A “broker non-vote” occurs when you fail to provide your bank or broker with voting instructions and the bank or broker does not have the discretionary authority to vote your shares on a particular proposal because the proposal is not a routine matter under the New York Stock Exchange rules. As explained above under the question “Will My Shares Held In Street Name Be Voted If I Do Not Provide My Proxy?”, Proposal 1 (election of directors) and Proposal 3 (ratification of the appointment of our independent auditors) are considered routine matters under the applicable rules, so your bank or broker will have discretionary authority to vote your shares held in street name on those items, whilst Proposal 2 (approval of the 2005 Employee Equity Participation Program) is not considered a routine matter, so your bank or broker will not have discretionary authority to vote your shares held in street name on that item. A broker non-vote may also occur if your broker fails to vote your shares for any reason.

How Will Broker Non-Votes Be Treated?

Broker non-votes will be treated as shares present for quorum purposes, but not entitled to vote, so they will have no effect on the outcome of any proposal.

How Will Abstentions Be Treated?

Abstentions will be treated as shares present for quorum purposes and entitled to vote, so they will have the effect as votes against a proposal.

How Will Voting On “Any Other Business” Be Conducted?

We have not received proper notice of, and are not aware of, any business to be transacted at the meeting other than as indicated in this proxy statement. If any other item or proposal properly comes before the meeting, the proxies received will be voted on those matters in accordance with the discretion of the proxy holders.

Who Pays For The Solicitation Of Proxies?

Our Board of Directors is making this solicitation of proxies on our behalf. We will pay the costs of the solicitation, including the costs for preparing, printing and mailing this proxy statement. We have hired Georgeson Shareholder Communications, Inc. to assist us in soliciting proxies. It may do so by telephone, in person or by other electronic communications. We anticipate paying Georgeson a fee of $13,000 plus expenses, for these services. We also will reimburse brokers, nominees and fiduciaries for their costs in sending proxies and proxy materials to our shareholders so you can vote your shares. Our directors, officers and regular employees may supplement Georgeson’s proxy solicitation efforts by contacting you by telephone or electronic communication or in person. We will not pay directors, officers or other regular employees any additional compensation for their proxy solicitation efforts.

How Can I Find The Voting Results Of The Meeting?

We will include the voting results in our Form 10-Q for the quarter ending June 30, 2005, which we expect to file with the Securities and Exchange Commission (SEC) on or before August 9, 2005.

How Do I Submit A Shareholder Proposal For, Or Nominate A Director For Election At, Next Year’s Annual Meeting?

If you wish to submit a proposal to be included in our proxy statement for our 2006 Annual Meeting of Shareholders, we must receive it at our principal office on or before November 10, 2005. Please address your proposal to: Corporate Secretary, Corning Incorporated, One Riverfront Plaza, Corning, New York 14831.

We will not be required to include in our proxy statement a shareholder proposal that is received after that date or that otherwise does not meet the requirements for shareholder proposals established by the SEC or set forth in our bylaws.

If you miss the deadline for including a proposal in our printed proxy statement, or would like to nominate a director or bring other business before the 2006 Annual Meeting of Shareholders, under our current bylaws (which are subject to amendment at any time), you must notify our Corporate Secretary in writing not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. If the meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, then the notice shall be received no earlier than 120 days or later than 90 days prior to such annual meeting or the tenth day after public announcement is made with respect to the meeting. For our 2006 Annual Meeting of Shareholders, we must receive notice on or after December 30, 2005, and on or before January 29, 2006.

Are You “Householding” For Shareholders Sharing The Same Address?

Yes. The SEC’s rules regarding the delivery to shareholders of proxy statements, annual reports, prospectuses and information statements permit us to deliver a single copy of these documents to an address shared by two or more of our shareholders. This method of delivery is referred to as “householding,” and can significantly reduce our printing and mailing costs. It also reduces the volume of mail you receive. This year, we are delivering only one proxy statement and 2004 Annual Report to multiple shareholders sharing an address, unless we receive instructions to the contrary from one or more of the shareholders. We will still be required, however, to send you and each other shareholder at your address an individual proxy voting card. If you nevertheless would like to receive more than one copy of this proxy statement and our 2004 Annual Report, we will promptly send you additional copies upon written or oral request directed to our transfer agent, Computershare Investor Services, LLC, toll free at 1-800-255-0461, or to our Corporate Secretary at Corning Incorporated, One Riverfront Plaza, Corning, New York 14831. The same phone number and address may be used to notify us that you wish to receive a separate annual report or proxy statement in the future, or to request delivery of a single copy of an annual report or proxy statement if you are receiving multiple copies.

PROPOSAL 1—Election of Directors

Corning’s Board of Directors is divided into three classes. Each of the nominees for the office of director, Messrs Brown, Gund, Hennessy and Ruding were elected by Corning’s security holders on April 25, 2002. The terms of Messrs. Brown, Gund, Hennessy and Ruding expire this year. Each of the nominees has consented to being named in this proxy statement and to serve as a director if elected. If a nominee is not able to serve, proxy holders will vote your shares for the substitute nominee, unless you have withheld authority. No nominee now owns beneficially any of the securities (other than directors’ qualifying shares) of any of Corning’s subsidiary companies. We have included below certain information about the nominees for election as directors and the directors who will continue in office after the Annual Meeting.

Nominees for Election as Directors

Nominees For Election For Terms Expiring in 2008

John Seely Brown ‡

Retired Chief Scientist

Xerox Corporation

Dr. Brown has served Xerox Corporation since 1978 in various scientific research positions, in 1986 being elected vice president in charge of advanced research and being director of the Palo Alto Research Center from 1990 to 2000. Dr. Brown was named chief scientist of Xerox in 1992, retiring in 2002. He is currently a visiting scholar at USC. Dr. Brown is a director of Amazon Inc., Polycom, Inc. and Varian Medical Inc. Director since 1996. Age 64.

Gordon Gund ‡

Chairman and Chief Executive Officer

Gund Investment Corporation

Besides being the Chairman and CEO of Gund Investment Corporation which was founded in 1968, Mr. Gund is co-founder and Chairman of The Foundation Fighting Blindness. The Foundation Fighting Blindness is a national, non-profit organization dedicated to finding the causes, treatments and/or cures for retinitis pigmentosa, age-related macular degeneration, and allied retinal degenerative diseases. He is a director of the Kellogg Company. Director since 1990. Age 65.

John M. Hennessy ‡

Senior Advisor

Credit Suisse First Boston

Mr. Hennessy became managing director of First Boston Corporation in 1974 after serving as Assistant Secretary of the U.S. Treasury (Presidential appointment). In 1989 he was elected chairman of the executive board and group chief executive officer of Credit Suisse First Boston. Mr. Hennessy retired from active employment from Credit Suisse First Boston at the end of 1996 but retains the role of Senior Advisor to the firm. He is on five non-profit boards of directors. Director since 1989. Age 68.

H. Onno Ruding ‡

Retired Vice Chairman

Citicorp and Citibank, N.A.

Dr. Ruding has served private firms and the public (serving as Minister of Finance of The Netherlands from 1982-1989) in various financial positions, serving as a director of Citicorp and Citibank, N.A. from 1990 and 1998, respectively, to September 30, 2003 and vice chairman of Citicorp and Citibank, N.A. from 1992 to September 30, 2003. Dr. Ruding retired from active employment from Citicorp and Citibank, N.A. on September 30, 2003. Dr. Ruding is also a director of Alcan, Holcim, BNG (Bank for the Netherlands Municipalities) and RTL Group, a member of the international advisory committees of Robeco, Citigroup, the Federation of Korean Industries and the Federal Reserve Bank of New York and a member of UNIAPAC, the Committee for European Monetary Union, the Pontifical Council Justice and Peace, the European Advisory Board of the American-European Community Association, and the International Bureau of Fiscal Documentation and the Trilateral Commission. Dr. Ruding is the chairman of the Center for European Policy Studies (CEPS) and the chairman of the Advisory Council of the Amsterdam Institute of Finance. Director since 1995. Age 65.

The Board of Directors recommends a vote FOR the election of each of the director nominees.

Directors Continuing in Office

Directors Whose Terms Expire in 2007

Jeremy R. Knowles ‡

Amory Houghton Professor of Chemistry

And Biochemistry Harvard University

Dr. Knowles is a current faculty member of Harvard University. Dr. Knowles, a distinguished chemist, joined the Harvard faculty from Oxford University in 1974. He became the Amory Houghton Professor of Chemistry and Biochemistry in 1979 and was appointed dean of the Faculty of Arts and Sciences in 1991. He stepped down as dean in 2002. Dr. Knowles is a Fellow of the Royal Society, the American Academy of Arts and Sciences, and the American Philosophical Society, and a Foreign Associate of the National Academy of Sciences. He also serves as a trustee of the Howard Hughes Medical Institute. Director since 2002. Age 69.

Eugene C. Sit ‡

Chairman—Chief Executive Officer and Chief Investment Officer

Sit Investment Associates, Inc.

Mr. Sit is a Chartered Financial Analyst and a Certified Public Accountant. He founded Sit Investment Associates (SIA) in 1981, and his prior business experience included serving as the Chief Executive Officer and Chief Investment Officer for American Express Financial Advisors Inc., formerly known as IDS Advisory. Mr. Sit currently serves as a director of Smurfit-Stone Container Corporation, and as chairman and director for the various companies of SIA. He has been actively involved as a trustee and officer in several educational, professional and community organizations, and he currently serves as a trustee of Carleton College, is on the Honorary Council of The Minnesota Historical Society, and is a member of the Advisory Council of the Carlson School of Management, International Programs, and is on the Dean’s Board of Visitors for the Medical School of the University of Minnesota. Director since 2004. Age 66.

William D. Smithburg ‡

Retired Chairman, President and

Chief Executive Officer

The Quaker Oats Company

Mr. Smithburg joined Quaker Oats in 1966, being elected president in 1979, chief executive officer in 1981 and chairman in 1983. He also served as president from November 1990 to January 1993 and from November 1995 to November 1997 when he retired. Mr. Smithburg is a director of Abbott Laboratories, Northern Trust Corporation, and Smurfit-Stone Container Corporation. Director since 1987. Age 66.

Hansel E. Tookes II ‡

Retired Chairman and Chief Executive Officer

Raytheon Aircraft Company

Mr. Tookes retired from Raytheon Company in December 2002. Since joining Raytheon in 1999 he has served as president of Raytheon International, chairman and chief executive officer of Raytheon Aircraft and executive vice president of Raytheon Company. From 1980 to 1999 Mr. Tookes served United Technologies Corporation as president of Pratt and Whitney’s Large Military Engines Group and in a variety of other leadership positions. He is a director of Ryder Systems Inc. and a member of the National Academies Aeronautics and Space Engineering Board. Director since 2001. Age 57.

Wendell P. Weeks*

President and Chief Operating Officer

Corning Incorporated

Mr. Weeks joined Corning in 1983 and was named a vice president and deputy general manager of the Opto-Electronics Components Business in 1995, vice president and general manager —Telecommunications Products in 1996, senior vice president in 1997, senior vice president of Opto-Electronics in 1998, executive vice president of Optical Communications in 1999, president, Corning Optical Technologies in 2001 and to his present position in 2002. Mr. Weeks will become president and chief executive officer on April 28, 2005. Mr. Weeks is a director of Merck & Co., Inc. Director since 2000. Age 45.

Directors Whose Terms Will Expire in 2006

James B. Flaws*

Vice Chairman and Chief Financial Officer

Corning Incorporated

Mr. Flaws joined Corning in 1973 and served in a variety of controller and business management positions. He was named assistant treasurer in 1993, vice president and controller in 1997, vice president of finance and treasurer later in 1997, senior vice president and chief financial officer in December 1997, executive vice president and chief financial officer in 1999 and to his present position in 2002. Mr. Flaws is a director of Dow Corning Corporation. Director since 2000. Age 56.

James R. Houghton*

Chairman and Chief Executive Officer

Corning Incorporated

Mr. Houghton joined Corning in 1962. He was elected a vice president of Corning and general manager of the Consumer Products Division in 1968, vice chairman in 1971, chairman of the executive committee and chief strategic officer in 1980 and chairman and chief executive officer in April 1983, retiring in April 1996. Mr. Houghton was the non-executive Chairman of the Board of Corning from June 2001 to April 2002. Mr. Houghton came out of retirement in April 2002 when he was elected to his present position. Mr. Houghton will retire as our chief executive officer effective April 28, 2005. He will continue as chairman of the Board. Mr. Houghton is a director of Metropolitan Life Insurance Company and Exxon Mobil Corporation. He is a trustee of the Metropolitan Museum of Art, the Pierpont Morgan Library and the Corning Museum of Glass and a member of the Harvard Corporation. Director since 1969. Age 69.

James J. O’Connor ‡

Retired Chairman of the Board and

Chief Executive Officer

Unicom Corporation

Mr. O’Connor joined Commonwealth Edison Company in 1963. He became president in 1977, a director in 1978 and chairman and chief executive officer in 1980. In 1994 he was also named chairman and chief executive officer of Unicom Corporation, which then became the parent company of Commonwealth Edison Company, retiring in 1998. Mr. O’Connor is a director of Smurfit-Stone Container Corporation, UAL Corporation, United Airlines and Trizec Properties, Inc. Director since 1984. Age 67.

Deborah D. Rieman ‡

Retired President and Chief Executive Officer

Check Point Software Technologies, Incorporated

Dr. Rieman has more than twenty-five years of experience in the software industry. She currently manages a private investment fund. From 1995 to 1999, she served as president and chief executive officer of Check Point Software Technologies, Incorporated. Dr. Rieman is a director of Arbinet Inc., Keynote Systems, Kintera Inc. and Tumbleweed Communications, Inc. Director since 1999. Age 55.

Peter F. Volanakis*

President

Corning Technologies

Corning Incorporated

Mr. Volanakis joined Corning in 1982 and was named managing director, Corning GmbH in 1992, executive vice president of CCS Holding, Inc., formerly known as Siecor Corporation, in 1995, senior vice president of advanced display products in 1997, executive vice president of Display Technologies and Life Sciences in 1999 and to his present position in 2001. Mr. Volanakis will become chief operating officer of Corning Incorporated on April 28, 2005. Mr. Volanakis is a director of Dow Corning Corporation, Samsung Corning Co., Ltd., and Samsung Corning Precision Glass Co., Ltd. Director since 2000. Age 49.

*	Member of the Executive Committee

‡	Alternate member of the Executive Committee

Matters Relating to Directors

Board Meetings

The Board of Directors held 10 regularly scheduled and two special meetings during 2004. All directors attended at least 75% of all meetings of the Board of Directors and the committees on which they serve.

Compensation

During 2004, Corning paid to non-employee directors:

•	an annual retainer of $30,000; and

•	$1,200 for each meeting attended.

Chairmen of committees received an additional retainer ranging from $7,000 to $10,000 depending upon the committee chaired. Mr. O’Connor received $10,000 of additional compensation for his services as Lead Director during 2004.

Directors may defer any portion of their compensation. Amounts deferred shall be paid only in cash and while deferred may be allocated to (i) an account earning interest, compounded quarterly, at the rate equal to the greater of the prime rate of Citibank, N.A. at the end of each calendar quarter or the rate of return for the stable value fund under Corning’s Investment Plans, (ii) an account based upon the market value of our common stock from time to time, or (iii) a combination of such accounts. At December 31, 2004, eight directors had elected to defer compensation.

During 2004, Corning issued to each non-employee director 3,336 shares of Common Stock under the 2003 Equity Plan for Non-Employee Directors. These shares are subject to forfeiture and certain restrictions on transfer. In addition, Corning granted to each non-employee director options covering 5,132 shares of Common Stock under the 2003 Equity Plan for Non-Employee Directors. These options vest ratably over a three-year period and expire on February 3, 2014.

Corning has a Directors’ Charitable Giving Program funded by insurance policies on the lives of the directors. In 2004, Corning paid a total of $422,426 in premiums on such policies. Upon the death of a director, Corning will donate $1,250,000 (on behalf of a non-employee director) and $1,000,000 (on behalf of an employee director) to one or more qualified charitable organizations recommended by such director and approved by Corning. The directors derive no financial benefit from the Program as all charitable deductions and cash surrender value of life insurance policies accrue solely to Corning. Generally, one must be a director for five years to participate in the Program. Messrs. Brown, Gund, Hennessy, Houghton, O’Connor, Ruding and Smithburg and Ms. Rieman are eligible to participate in the program.

Corning has purchased insurance from XL Specialty Insurance Company, Zurich Insurance Company, Twin City Insurance Company, ACE Bermuda Ltd., XL Insurance (Bermuda) Ltd. and Chubb Atlantic Indemnity Company, providing for reimbursement of its directors and officers for costs and expenses incurred by them in actions brought against them in connection with their actions as directors or officers, including actions as fiduciaries under the Employee Retirement Income Security Act of 1974, as amended. The insurance coverage, which expires in August 2005, costs $5 million on an annual basis, and will be paid by Corning. Corning also purchases insurance from Zurich Insurance Company, AXIS Federal Insurance Company and Arch covering plan fiduciary’s actions as fiduciaries under the Employee Retirement Income Security Act of 1974, as amended. This insurance coverage expires in October 2005, costs $735,000 on an annual basis, and will be paid by Corning.

Board Committees

In addition to an Executive Committee, which acts by delegation, Corning has six standing Board committees: Audit, Compensation, Finance, Nominating and Corporate Governance, Pension, and Corporate Relations Committees. Each standing committee’s written charter, as adopted by the Board of Directors, is available on Corning’s website at www.corning.com/inside_corning/corporate_governance/downloads.aspx. Copies of each of the charters are also attached to this proxy statement as Appendix A, B, C, D, E and F, respectively.

The Audit Committee met 12 times during 2004. The current members of the Audit Committee are Ms. Rieman and Messrs. Ruding, Smithburg and Tookes. The Audit Committee:

•	Assists the Board of Directors in its oversight of (i) the integrity of Corning’s financial statements, (ii) the internal auditors performance, and (iii) Corning’s compliance with legal and regulatory requirements;

•	Meets in executive sessions with the independent auditors, internal auditors and management;

•	Approves the appointment of Corning’s independent auditors;

•	Reviews and discusses with the independent auditors and the internal auditors the effectiveness of Corning’s internal control over financial reporting, including disclosure controls;

•	Reviews and discusses with management, the independent auditors and the internal auditors the scope of the annual audit;

•	Reviews the quarterly and annual financial statements and other reports provided to shareholders with management and the independent auditors;

•	Oversees the independent auditors’ qualifications, independence and performance; and

•	Determines the appropriateness of and approves the fees for audit and permissible non-audit services to be provided by the independent auditors.

The Compensation Committee met eight times during 2004. The current members of the Compensation Committee are Messrs. Brown, Gund, O’Connor and Smithburg. The Compensation Committee:

•	Reviews Corning’s goals and objectives with respect to executive compensation;

•	Evaluates the CEO’s performance in light of Corning’s goals and objectives;

•	Determines and approves compensation for the CEO, other officers and directors of Corning;

•	Determines separation packages and severance benefits for the CEO and other officers of Corning; and

•	Administers Corning’s equity compensation plans and employee benefit and fringe benefit plans and programs.

The Finance Committee met 11 times during 2004. The current members of the Finance Committee are Messrs. Flaws, Hennessy, Ruding, Tookes and Weeks. The Finance Committee:

•	Monitors present and future capital requirements of Corning;

•	Oversees Corning’s public offering of securities;

•	Reviews major borrowing commitments;

•	Reviews potentials mergers, acquisitions and divestures;

•	Manages Corning’s exposure to economic risks;

•	Establishes investment objectives and policies; and

•	Reviews and makes recommendations regarding other significant transactions.

The Nominating and Corporate Governance Committee met four times during 2004. The current members of the Nominating and Corporate Governance Committee are Messrs. Brown, Hennessy and O’Connor. The Nominating and Corporate Governance Committee:

•	Identifies individuals qualified to become board members;

•	Determines the criteria for selecting director nominees;

•	Conducts inquiries into the background of director nominees;

•	Recommends to the Board director nominees to be proposed for election at the annual meeting of shareholders;

•	Develops and recommends to the Board corporate governance guidelines;

•	Assists the Board in assessing the independence of Board members;

•	Identifies Board members to be assigned to the various committees;

•	Overseas and assists the Board in the review of its performance as well as that of the Chairman and CEO; and

•	Establishes director retirement policies.

The process for electing director nominees entails making a preliminary assessment of each candidate based upon his/her resume and other biographical information, his/her willingness to serve and other background information. This information is then evaluated against the criteria set forth below, as well as the specific needs of Corning at that time. Based upon this preliminary assessment, candidates who appear to be the best fit will be invited to participate in a series of interviews. At the conclusion of this process, if it is determined that the candidate will be a good fit, the Nominating and Corporate Governance Committee will recommend the candidate to the Board for election at the next annual meeting. If the director nominee is a current Board member, the Nominating and Corporate Governance Committee also considers prior Corning Board performance and contributions. The Nominating and Corporate Governance Committee uses the same process for evaluating all candidates regardless of the source of the nomination.

The minimum qualifications and attributes that the Nominating and Corporate Governance Committee believes must be possessed by a director nominee include:

•	The ability to apply good business judgment;

•	The ability to exercise his/her duties of loyalty and care;

•	Proven leadership skills;

•	Diversity of experience;

•	High integrity and ethics;

•	The ability to understand complex principles of business and finance;

•	Scientific expertise; and

•	Familiarity with national and international issues affecting businesses.

All of the director nominees are current elected members of the Board of Directors. The Nominating and Corporate Governance Committee has in the past and may in the future engage the assistance of third parties to identify and evaluate potential director nominees, as it deems appropriate.

The Nominating and Corporate Governance Committee will consider candidates recommended by shareholders. If you wish to nominate a candidate, please forward the candidate’s name and a detailed description of the candidate’s qualification, a document indicating the candidate’s willingness to serve and evidence of the nominating shareholder’s ownership of Corning’s shares to: Corporate Secretary, Corning Incorporated, One Riverfront Plaza, Corning, New York 14831. A shareholder wishing to nominate a candidate must also comply with the notice requirements described above under the question “How Do I Submit A Shareholder Proposal For, Or Nominate A Director For Election At, Next Year’s Annual Meeting?”

The Pension Committee met five times during 2004. The current members of the Pension Committee are Messrs. Flaws, Gund, Knowles, Sit and Volanakis. The Pension Committee:

•	Reviews the funding and investment performance of Corning’s pension plans; and

•	Appoints investment managers, custodians, trustees and other plan fiduciaries for the purpose of implementing the policies of the plans.

The Corporate Relations Committee met four times during 2004. The current members of the Corporate Relations Committee are Messrs. Knowles, Sit and Volanakis and Ms. Rieman. The Corporate Relations Committee focuses on the areas of employment policy, public policy and community relations in the context of the business strategy of Corning.

Corporate Governance Matters

Corporate Governance Guidelines

Our business, property and affairs are managed by or, are under the direction of, the Board of Directors pursuant to New York Business Corporation Law and our by-laws. Members of the Board of Directors are kept informed of Corning’s business through discussions with the Chairman and Chief Executive Officer, the Vice Chairman and Chief Financial Officer, the President and Chief Operating Officer and other key members of management, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees.

The Board has adopted a set of Corporate Governance Guidelines that address the make-up and functioning of the Board. A copy of these guidelines is attached to this proxy statement as Appendix G and can be viewed on our website at www.corning.com/inside_corning/corporate_governance/downloads.aspx.

Directors Independence

The Board of Directors has determined that Messrs. Brown, Gund, Hennessy, Knowles, O’Connor, Ruding, Sit, Smithburg and Tookes and Ms. Rieman are “independent” within the meaning of the rules of the New York Stock Exchange, based on its application of the standards set forth in the Corporate Governance Guidelines. Each member of the Board’s Audit, Compensation and Nominating and Corporate Governance Committees is independent within the meaning of those rules and standards.

Dr. Knowles was formerly Dean of the Faculty of Arts and Sciences of Harvard University during a time when James R. Houghton was a member of the Harvard Corporation, one of the governing bodies of Harvard University that reviews budgets and certain financial matters. Dr. Knowles stepped down as Dean on June 30, 2002, but continues to hold a faculty position at Harvard. The Board reviewed Corning’s Director Qualification Standards and all of the facts and circumstances of Dr. Knowles relationship with Corning, including the passage of time since he was Dean, as well as the fact that the Corning Foundation’s charitable contributions to Harvard in the past three years did not approach amounts that would bar independence under the NYSE Listing Standards or Corning’s Director Qualifications Standards. The independent members of the Board of Directors determined that Dr. Knowles has no material relationship with Corning other than as a director and that he is independent for 2005.

Dr. Ruding retired on September 30, 2003, from his executive positions at Citicorp and Citibank, N.A. As a retiree, he serves on the international advisory committee of Citigroup and attends that committee’s two meetings per year, for which he receives an annual retainer of approximately $50,000. The Board reviewed Corning’s Director Qualification Standards and all of the facts and circumstances of Dr. Ruding’s relationship with Corning, including that Dr. Ruding is no longer employed by Citicorp or Citibank N.A., Citicorp services to Corning in 2004 were well below 2001 and 2002 levels and consisted primarily of non-advisory services, as well as the fact that for the last three years Citicorp services never approached a percentage that would bar independence under the NYSE Listing Standards or Corning’s Director Qualification Standards. The independent members of the Board of Directors determined that Dr. Ruding has no material relationship with Corning other than as a director and that he is independent for 2005.

Communications with Directors

Shareholders may communicate concerns to any director, committee member or the Board by writing to the following address: Corning Incorporated Board of Directors, Corning Incorporated, One Riverfront Plaza, MP HQ E2 10, Corning, New York 14831 Attention: Corporate Secretary. Please specify to whom your correspondence should be directed. The Corporate Secretary has been instructed by the Board to promptly forward all correspondence (except advertising material) to the relevant director, committee member or the full Board, as indicated in the correspondence.

Audit Committee Financial Expert

The Board of Directors has determined that at least one member of the Audit Committee, H. Onno Ruding, is an Audit Committee Financial Expert.

Executive Sessions of Non-Employee Directors

Non-employee Board members meet without management present at each regularly scheduled Board Meeting. The Lead Director, Mr. O’Connor, presides over meetings of the non-employee directors.

Policy Regarding Directors Attendance at Annual Meetings

Corning has a policy that every director will make every effort to attend, but does not require attendance of all directors at Annual Meetings. All of the Board Members attended the 2004 Annual Meeting.

Code of Ethics

Our Board of Directors has adopted the Code of Ethics for the Chief Executive Officer and Financial Executives and the Code of Conduct for Directors and Executive Officers which supplements the Code of Conduct governing all employees and directors that has been in existence for more than ten years. We refer to these documents collectively as the “Code of Ethics”. A copy of the Code of Ethics is attached to this proxy statement as Appendix H and is available on our website at www.corning.com/inside_corning/corporate_governance/downloads.aspx. We will disclose any amendments to, or waivers from, the Code of Ethics on our website. During 2004, no amendments to or waivers of the provisions of the Code of Ethics were made with respect to any of our directors or executive officers.

Security Ownership of Certain Beneficial Owners

Paragraphs (a) and (b) below set forth information about the beneficial ownership of Corning’s Common Stock as of December 31, 2004. Unless otherwise indicated, the persons named have sole voting and investment power with respect to the shares listed.

(a)	To the knowledge of management, the following owned more than 5% of Corning’s outstanding shares of Common Stock:

Name and Address of Beneficial Owner	Shares Owned and Nature Of Beneficial Ownership	Percent of Class
AXA 25, avenue Matignon 75008 Paris, France	154,578,977 (1)	10.97%

Capital Research and Management Company 333 South Hope Street Los Angeles, CA 90071	90,288,520 (2)	6.41%

(1)	151,715,551 of these shares are owned by Alliance Capital Management L.P., 2,695,460 of these shares are owned by AXA, Equitable Life Insurance Company, 77,842 of these shares are owned by Advest, Inc., 35,021 of these shares are owned by Boston Advisors, Inc., 27,800 of these shares are owned by AXA Rosenberg Investment Management LLC and 27,303 of these shares are owned by AXA Investment Managers Paris (France) which are subsidiaries of AXA. Alliance Capital Management L.P. has sole investment power with respect to 151,454,306 of such shares, sole voting power with respect to 100,241,885 of such shares, shared investment power with respect to 261,245 of such shares and shared voting power with respect to 14,966,083 of such shares. AXA, Equitable Life Insurance Company has sole investment power with respect to 2,695,460 of such shares and sole voting power with respect to 1,710,330 of such shares. Advest, Inc. has shared voting power with respect to 77,842 of such shares and shared investment power with respect to 77,842 of such shares. Boston Advisors, Inc. has sole investment power with respect to 35,021 of such shares. AXA Rosenberg Investment Management LLC has sole voting power with respect to 10,500 of such shares and sole investment power with respect to 27,800 of such shares. AXA Investment Managers Paris (France) has sole voting power with respect to 27,303 of such shares and sole investment power with respect to 27,303 of such shares.

(2)	Capital Research and Management Company has sole investment power with respect to 90,288,520 of such shares.

(b)	The number of shares of Corning Common Stock owned by the directors and nominees for directors, by the chief executive officer and the four other most highly compensated executive officers (the “named executive officers”) and by all directors and executive officers as a group, as of December 31, 2004, is as follows:

Name	Shares Owned and Nature of Beneficial Ownership(1)(2)(3)		Percent of Class(7)

Directors

John S. Brown	113,928	(4)	—
Gordon Gund	3,093,641	(4)	—
John M. Hennessy	221,806	(4)	—
Jeremy R. Knowles	25,981		—
James J. O’Connor	116,747	(4)	—
Deborah D. Rieman	72,731		—
H. Onno Ruding	84,621	(4)	—
Eugene Sit	27,345		—
William D. Smithburg	147,928	(4)	—
Hansel E. Tookes II	66,531	(4)	—

Named Executive Officers

(*also serve as directors) James R. Houghton*	3,564,709	(5)	—
James B. Flaws*	3,641,869		—
Dr. Joseph A. Miller	814,066		—
Peter F. Volanakis*	3,921,198		—
Wendell P. Weeks*	6,498,696		—
All Directors and Executive Officers as a Group	34,030,718	(6)	2.42%

(1)	Includes shares of Common Stock, subject to forfeiture and restrictions on transfer, granted under Corning’s Incentive Stock Plans as well as options to purchase shares of Common Stock exercisable within 60 days under Corning’s Stock Option Plans. Messrs. Brown, Gund, Hennessy, Knowles, O’Connor, Ruding, Sit, Smithburg, Tookes, Houghton, Flaws, Miller, Volanakis and Weeks and Ms. Rieman have the right to purchase 43,537; 43,537; 43,537; 13,377; 19,043; 41,427; 0; 43,537; 39,177; 2,207,666; 3,315,047; 649,334; 3,520,637; 5,979,941 and 41,427 shares, respectively, pursuant to such options. All directors and executive officers as a group hold options to purchase 25,693,155 such shares.

(2)	Includes shares of Common Stock, subject to forfeiture and restrictions on transfer, issued under Corning’s Restricted Stock Plans for Non-Employee Directors.

(3)	Includes shares of Common Stock held by J. P. Morgan Chase & Co. as the trustee of Corning’s Investment Plans for the benefit of the members of the group, who may instruct the trustee as to the voting of such shares. If no instructions are received, the trustee votes the shares in the same proportion as it votes the shares for which instructions were received. The power to dispose of shares of Common Stock is also restricted by the provisions of the Plans. The trustee holds for the benefit of Messrs. Houghton, Flaws, Miller, Volanakis and Weeks, and all directors and executive officers as a group the equivalent of 978; 13,920; 2,729; 6,342; 9,554 and 165,324 shares of Common Stock, respectively. It also holds for the benefit of all employees who participate in the Plans the equivalent of 44,838,047 shares of Common Stock (being 3.18% of the Class).

(4)	Messrs. Brown, Gund, Hennessy, O’Connor, Ruding, Sit, Smithburg and Tookes have credited to their accounts the equivalent of 39,641; 71,978; 77,807; 71,220; 20,019; 4,599; 97,623 and 36,200 shares, respectively, of Common Stock in phantom form under Corning’s Deferred Compensation Plan for Directors. Deferred fees will be paid solely in cash.

(5)	Includes 494,817 shares held in trusts by Market Street Trust Company as a co-trustee for the benefit of Mr. Houghton, as income beneficiary. Does not include 6,478,425 shares held in trusts by Market Street Trust Company, as to which Mr. Houghton disclaims beneficial ownership. Market Street Trust Company is a limited purpose trust company controlled by the Houghton family, the directors of which include James R. Houghton and other Houghton family members.

(6)	Does not include 740,692 shares owned by the spouses and minor children of certain executive officers and directors as to which such officers and directors disclaim beneficial ownership.

(7)	Unless otherwise indicated, does not exceed 1% of the Class of Common Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Corning’s directors and certain of its officers to file reports of their ownership of Corning Common Stock and of changes in such ownership with the SEC and the New York Stock Exchange. Regulations also require Corning to identify in this proxy statement any person subject to this requirement who failed to file any such report on a timely basis.

To Corning’s knowledge, based solely on its review of the copies of such reports furnished to Corning and written representations that no other reports were required, during the fiscal year ended December 31, 2004, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were met, except that due to an administrative oversight Mr. Ruding, a Director, filed one late Form 4 on April 7, 2004 with respect to cash conversion of an annual distribution of deferred compensation of 2,259.54 shares of phantom stock on March 31, 2004; and Mr. Smithburg, a Director, filed one late Form 5 on February 11, 2004 with respect to a gift of 400 shares transferred to a family limited liability company on June 28, 2002.

Report of the Compensation Committee of the Board of Directors on Executive Compensation

The Compensation Committee of the Board of Directors, composed entirely of “outside directors” as such term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended, and “non-employee directors” as such term is defined in Rule 16b-3 under Section 16(b) of the Securities Exchange Act of 1934, as amended, is responsible to the Board of Directors, and indirectly to our shareholders, for executive compensation at Corning. The Compensation Committee sets the principles outlined in Corning’s compensation philosophy, reviews and recommends executive compensation levels (including cash compensation, equity incentives, benefits and perquisites for executive officers) and reports such recommendations to the Board for its consideration and action. The following is the Committee’s report for 2004.

Compensation Philosophy

The goal of Corning’s compensation program is to provide motivational and competitive compensation offerings (within the many businesses that Corning operates) in order to ensure Corning’s success in attracting, developing and retaining its key executive, managerial and technical talent.

The Committee believes that executive compensation should be based on objective measures of performance at the individual, corporate and applicable business unit levels, should be driven primarily by the long term interests of Corning and its shareholders and should be directly linked to corporate performance.

Compensation Strategy

The Committee’s basic strategic compensation principles are as follows:

•	Compensation Should Relate to Performance - Executive compensation will reward performance and contribution to shareholder value and be competitive with pay for positions of similar responsibility at other companies of comparable complexity and size, or comparable companies within the various industries in which Corning competes.

•	Incentive Compensation Should Be a Greater Part of Total Compensation For More Senior Positions - As employees assume greater responsibilities and have the responsibility to create more shareholder value, an increasing share of their total compensation package will be derived from variable incentive compensation (both of a long and short-term nature) generated by achievement of objectives producing long-term improvement in corporate performance.

•	Employee Interests Should Be Aligned with Shareholders - Stock option and performance share grants will be used to align the long-term interests of executives with those of shareholders.

•	Corning Employees Should Own Stock - Stock ownership fosters commitment to long-term shareholder value. Employees are encouraged to become shareholders through the design of Corning’s financial-based employee benefit programs, long-term equity plans and in communications which stress the importance of ownership to long-term value creation.

The executive compensation program consists of three elements: base salary; annual cash incentives; and long-term incentives, including restricted stock and stock options. Our goal is to provide above-market compensation opportunities tied to achievement of high standards and above-market goals for growth and performance.

The Committee tests annually each element of the compensation program and total compensation opportunities against market surveys provided by several independent compensation consultants. These surveys currently include companies engaged in a variety of manufacturing and service industries that are competitive with the various businesses that Corning operates. These companies are different from the companies that comprise the indices shown on the stock performance graph of this proxy statement because Corning competes with a wide spectrum of companies across many businesses for key talent.

In addition, the Committee periodically conducts an independent assessment and review of: (a) Corning’s executive compensation policies, practices and designs, (b) the total compensation levels established for senior Corning executives and the external benchmarks utilized, and (c) developing market trends by engaging an independent outside executive compensation consultant to conduct this review and report back to the Committee. Such a review was conducted in 2004 with very satisfactory results - no significant items were highlighted to the Committee for proposed action.

The Year in Review

Similar to 2003, Corning focused on four (4) broad operating priorities in 2004:

1.     Protect Financial Health.

2.     Improve Profitability.

3.     Invest in the Future.

4.     Live the Values.

The year 2004 was another very successful year as Corning far exceeded the adjusted net earnings targets established by the Committee for the various variable incentive plans in 2004. In addition, Corning had considerable success on the other operating priorities.

Executive Compensation Program

The annual cash compensation of the named executives is shown in the “Salary” and “Bonus” columns of the “Summary Compensation Table” on page 25. In general, the Committee’s recommendations to adjust salary levels and bonus targets (established as a percentage of each executive’s annual base salary), is based on an individual’s responsibilities, overall corporate performance, external comparative compensation information and performance against established financial goals, such as return on invested capital, cashflow, net income and earnings per share.

Base Salary – In 2004, the base salaries of the named executive officers were adjusted effective April 1, 2004. Each named executive officer received an increase of 4.0% as there were no significant role changes during the year.

Performance Incentive Plan - Each year, the Committee reviews and approves an annual bonus target for each named executive officer (as a percentage of the executive’s base salary) under Corning’s Performance Incentive Plan (PIP). Annual bonus targets for the named executive officers remained unchanged during 2004, range from 75% to 100% of base salary for each named executive officer and are based 100% on corporate financial performance. Annual variable incentives are generally paid in cash through the PIP through which the Committee sets minimum (0%), target (100%) and maximum (200% of target in 2004) awards based on the financial goals established annually for the plan. Awards earned and distributed are based on corporate achievement compared to the annual predetermined adjusted net earnings goals set by the Committee. In addition to the named executive officers, approximately 3,000 other Corning employees will be eligible for the 2005 PIP with cash targets ranging primarily from 5% to 20% of base salary; higher targets are established for approximately 160 executives based on factors such as the individual role and market competitiveness.

Actual performance under Corning’s 2004 PIP far exceeded the financial goals established by the Committee. As a result, awards earned by the named executive officers for 2004 were equal to 200% of each named executive officer annual target opportunity.

GoalSharing Plan - In addition, most hourly and salaried employees are eligible to participate in the annual GoalSharing Plan, a variable pay plan which provides most employees an opportunity to earn from 0% to 10% of their annual base salary based on actual achievement compared to the various business performance objectives established annually for the plan. Executives of Corning, including the named executive officers, are also eligible for awards under this plan. For 2004, each named executive officer earned 7.21% (the “corporate average”) of his annual base salary under Corning’s 2004 GoalSharing Plan. This amount is combined with each named executive officer’s 2004 PIP payment and is reported in the “Bonus” column of the “Summary Compensation Table” on page 25.

Corporate Performance Plan - Long-term equity incentives are awarded annually to eligible executives under Corning’s Corporate Performance Plan (CPP). Corning redesigned its long-term incentive plans for 2004 to reduce the emphasis on grants of stock options (the primary long-term incentive tool in 2001, 2002 and 2003) by reintroducing grants of performance shares (shares of restricted stock tied to 2004 financial performance) for incenting and rewarding long-term performance. For 2004, performance shares represented approximately 1/3 of the total targeted value of long-term incentives under the CPP for executives of Corning, including the named executive officers. In designing the 2005 CPP, the use of performance shares has been further increased to 50% of the total targeted value of each executive’s long-term incentives in order to link a greater proportion of the total pay package to Corning’s actual financial performance.

Awards of performance shares may range from 0% to 150% of the target award provided to each executive based on actual corporate achievement compared to the annual predetermined financial goals set by the Committee. Actual performance under Corning’s 2004 CPP also far exceeded the financial goal (adjusted net earnings) established by the Committee. As a result, performance share awards earned by the named executive officers for 2004 were equal to 150% of each executive’s annual target opportunity. These earned awards are listed under the “Restricted Stock” column of the “Summary Compensation Table” on page 25 and are more fully described in the “Long Term Incentive Plans-Awards in Last Fiscal Year” table on page 27.

Compensation Deductibility

As a matter of practice, the Committee intends to set performance-based goals annually under the various Variable Compensation Plans and to deduct compensation paid under these plans and gains realized from stock options to the extent consistent with the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended. However, if complying with Section 162(m) conflicts with what the Committee believes to be in the best interests of Corning and its shareholders, we may conclude that paying non-deductible compensation is more consistent with the shareholder’s best interests for certain events.

CEO Compensation Actions - 2004

Compensation actions for James R. Houghton, Chairman and CEO are described below.

Base Salary:  Mr. Houghton’s annual base salary for 2004 was increased 4.0% from $950,000 to $988,000 per annum effective April 1, 2004. The prorated full year salary is indicated in the “Salary” column of the “Summary Compensation Table” on page 25.

Annual Incentives:  Mr. Houghton’s bonus for 2004 was composed of two parts:

1.	First, Mr. Houghton received 200% of his 2004 year-end base salary (equal to 200% of his target award for 2004) under the 2004 PIP. This award was based on Corning far exceeding the adjusted net profit after tax goals established by the Committee in February 2004.

2.	Second, Mr. Houghton received 7.21% (2004 minimum = 0%; maximum = 10%) of his base salary under Corning’s GoalSharing Plan, a variable compensation plan available to almost all employees.

Long-Term Incentives:

A. 2004 – Recap of Actual Performance

Mr. Houghton received the following stock option grants for the 2004 performance year under the terms of the 2004 long-term incentive plan. These particular grants were previously described in last year’s Report of the Compensation Committee of the Board of Directors on Executive Compensation and are repeated here for reference only due to the fact that some of the total grant occurred in calendar year 2004.

-	210,000 stock options were awarded on December 3, 2003 at an exercise price of $11.21 per share, and
-	105,000 stock options were awarded on January 2, 2004 at an exercise price of $10.40 per share, and
-	105,000 stock options were awarded on February 2, 2004 at an exercise price of $12.79 per share.

In addition, for the 2004 performance year, Mr. Houghton was awarded a total of 136,000 performance shares (the 2004 target award of restricted stock). Corporate financial targets (adjusted NPAT was the goal) for the 2004 performance shares were established at the February 2004 Board meeting. Under the plan, Mr. Houghton had the opportunity to earn from 0% to 150% of the 2004 target award of restricted stock based on actual achievement against the financial goals established. Any shares actually earned are further subject to transfer and forfeiture restrictions until all such shares are generally released in February 2007. Based on actual 2004 corporate performance where Corning far exceeded the adjusted NPAT goal established by the Committee, Mr. Houghton earned a total of 204,000 shares (150% of the 2004 target award). This earned award is listed under the “Restricted Stock” column of the “Summary Compensation Table” on page 25 and more fully described in the “Long Term Incentive Plans-Awards in Last Fiscal Year” table on page 27.

B. 2005 – Description of 2005 Program and Awards

For the 2005 performance year, Mr. Houghton was awarded a total of 479,000 nonqualified stock options and 202,000 performance shares (2005 target award of restricted stock).

-	239,500 stock options were awarded on December 1, 2004 at an exercise price of $12.70 per share, and
-	119,750 stock options were awarded on January 3, 2005 at an exercise price of $11.84 per share, and
-	119,750 stock options were awarded on February 1, 2005 at an exercise price of $10.98 per share.

Corporate financial targets for the 2005 performance shares were established at the Board meeting held on February 2, 2005. Under the plan, Mr. Houghton may earn from 0% to 150% of the 2005 target award of restricted stock based on actual achievement against the financial goals established. For 2005, awards will be based on two equally weighted corporate financial measures, adjusted earnings per share and operating cashflow. Any shares actually earned will be further subject to transfer and forfeiture restrictions until all such shares are generally released in February 2008.

All of the stock option grants actually made during the calendar year 2004 (including 50% of the total stock options awarded under the 2004 CPP and 50% of the total stock options awarded under the 2005 CPP) are more fully described in the “Option/SAR grants in last fiscal year” table on page 26. All options actually granted in calendar year 2005 will appear in next year’s “Option/SAR grants in last fiscal year” table.

Stock options exercised by Mr. Houghton in 2004 were originally granted in 1994 and were scheduled to expire if they were not exercised.

Other Significant Items To Note

At the April 29, 2004 annual meeting of shareholders, a majority of votes were cast in favor of an advisory shareholder proposal urging the Board of Directors to seek shareholder approval for certain future severance agreements with senior executive officers. At that meeting, Corning announced it would duly consider the recommendation. In response, the Committee and the Board considered and adopted a policy on July 21, 2004 implementing this proposal. The new Board policy is to seek shareholder approval for any future severance agreements entered into after July 21, 2004, with senior executive officers that provide benefits exceeding 2.99 times the sum of such senior executive officer’s base salary plus bonus.

At its meeting on December 1, 2004, the Committee and the Board considered and adopted a proposal that accelerated the vesting of all unvested underwater stock options held by active employees (including the named executive officers) with exercise prices above $12.70 per share as of the date indicated above. This action was one of a series of actions taken to manage Corning’s anticipated future compensation cost for all forms of equity incentives (once FAS 123 becomes effective) within an acceptable range. Other actions included reducing the use of stock options for all employees, increasing the use of performance shares in the CPP and reviewing the cost considerations of the global employee share purchase program.

As a result of that action, approximately 0.33 million stock options with an exercise price of $61.91 originally vesting on April 27, 2005, approximately 1.17 million options with an exercise price of $72.11 originally vesting on June 6, 2005 and approximately 1.53 million stock options with exercise prices ranging from $12.74 to $93.51 vesting on various other future dates had their vesting dates accelerated. The total number of stock options accelerated (approximately 3.03 million) represents approximately 2.21% of Corning’s year-end outstanding stock options.

Conclusion

The Committee believes that the quality of executive leadership significantly affects long term performance and that it is in the best interest of the shareholders to compensate fairly executive leadership for achievements that meet or exceed the high standards set by the Committee, so long as there is corresponding risk when performance falls short of such standards.

Actual performance in 2004 significantly exceeded the Committee’s high performance targets for the year. In addition, Corning continued to make significant progress on reducing debt, improving the balance sheet, investing in new technologies for Corning’s future and reinvigorating its values.

The Compensation Committee:

James J. O’Connor, Chairman

John S. Brown

Gordon Gund

William D. Smithburg

Performance Graph

The following graph illustrates the cumulative total shareholder return over the last five years of Corning’s Common Stock, the S&P 500 and the S&P Communications Equipment Companies (in which Corning is currently included). Corning changed its line of business index in fiscal 2001 to more accurately reflect the change in Corning’s business focus. The graph includes the capital weighted performance results of those companies in the communications equipment companies classification that are also included in the S&P 500.

Comparison of Five-Year Cumulative Total Return

Among Corning Incorporated

S&P 500 and S&P Communications Equipment

(Fiscal Years Ending December 31)

Executive Compensation

The following tables and charts show for the last three years the compensation paid by Corning to its chief executive officer and the four other most highly compensated executive officers whose aggregate salary and bonus exceeded $100,000.

Summary Compensation Table

						Long Term Compensation			All Other Compen- sation(3)
Annual Compensation						Awards		Payouts
Name and Principal Position	Year	Salary		Bonus	Other Annual Compen- sation(1)	Restricted Stock Awards(2)	Securities Underlying Options	LTIP Payouts
James R. Houghton, Chief Executive Officer And Chairman (4)	2004 2003 2002	$978,500 950,000 633,333	(5)	$2,047,235 2,338,045 —	$87,414 51,879 23,883	$2,401,080 — —	449,500 1,110,000 1,650,000	$0 — —	$114,136 14,250 22,167

James B. Flaws, Vice Chairman And Chief Financial Officer	2004 2003 2002	695,250 675,000 525,000		1,173,814 1,337,243 —	59,486 45,071 50,107	1,200,540 — —	220,000 571,667 596,614	0 — —	52,334 24,806 32,419

Dr. Joseph A. Miller, Executive Vice President and Chief Technology Officer	2004 2003 2002	515,500 500,000 466,667		817,492 930,550 —	58,699 52,492 48,818	918,060 — —	165,000 395,667 320,833	0 — —	8,200 3,000 8,000

Peter F. Volanakis, President, Corning Technologies (6)	2004 2003 2002	618,000 600,000 566,667		1,043,390 1,188,660 —	51,985 42,082 27,011	1,200,540 — —	220,000 605,000 675,000	0 — —	72,430 14,550 5,969

Wendell P. Weeks, President And Chief Operating Officer (7)	2004 2003 2002	772,500 750,000 633,333		1,382,238 1,575,825 —	82,395 72,290 70,347	1,677,225 — —	320,000 713,667 719,583	0 — —	42,081 18,187 23,275

(1) The named executive officers receive an annual executive allowance which may be used for financial/legal counseling, tax preparation services, home security services, personal aircraft rights and tax assistance related to these fringe benefits. The imputed income figures indicated in the table consist of the following:

(a)	Total financial/other counseling charges of $0 for Mr. Houghton, $19,539 for Mr. Flaws, $30,634 for Mr. Miller, $21,298 for Mr. Volanakis and $15,828 for Mr. Weeks.
(b)	Total personal aircraft charges of $58,276 for Mr. Houghton, $20,119 for Mr. Flaws, $8,499 for Mr. Miller, $13,358 for Mr. Volanakis and $44,067 for Mr. Weeks.
(c)	Total tax assistance of $29,138 for Mr. Houghton, $19,828 for Mr. Flaws, $19,566 for Mr. Miller, $17,329 for Mr. Volanakis and $22,500 for Mr. Weeks.

In addition, total home security costs of $2,826 for Mr. Houghton, $2,400 for Mr. Flaws, $2,400 for Mr. Miller, $2,400 for Mr. Volanakis and $2,400 for Mr. Weeks were paid directly by Corning as a business expense and are not included in the totals listed above but disclosed voluntarily in this footnote.

(2)	At year-end 2004, Messrs. Houghton, Flaws, Miller, Volanakis and Weeks held an aggregate of 393,463, 196,526, 146,893, 193,023 and 277,219 shares of restricted stock respectively, having an aggregate value on December 31, 2004 of $4,631,060, $2,313,111, $1,728,931, $2,271,881 and $3,262,868, respectively. Certain of such shares were subject to performance-based forfeiture conditions and all shares are subject to forfeiture and restrictions on transfer prior to stated dates. See also, the “Long Term Incentive Plans-Awards in Last Fiscal Year” table on page 27. The year-end stock price used for valuing such shares was $11.77.

(3)

Each salaried employee of Corning who participates in the Corning Investment Plan (401(k) Plan) receives matching contributions to their account based on their level of contribution and/or service. The named executive officers received the following amounts contributed by Corning to the Investment Plan, the Supplemental Investment Plan (a non-qualified investment plan maintained by Corning to provide salaried employees the benefits which would have been available to them pursuant to the terms of the Corning

Investment Plan but for limitations on contributions to tax-qualified plans imposed pursuant to the Employee Retirement Income Security Act of 1974, as amended) and the Management Deferral Plan (if applicable): $114,136 for Mr. Houghton, $52,334, for Mr. Flaws, $8,200 for Mr. Miller, $72,430 for Mr. Volanakis, and $42,081 for Mr. Weeks.

(4)	Mr. Houghton will retire as our chief executive officer on April 28, 2005, but will continue in his role as chairman.

(5)	Represents prorated portion (8 of 12 months) of annual $950,000 base salary commencing on hire date of May 1, 2002.

(6)	Mr. Volanakis will become our chief operating officer on April 28, 2005.

(7)	Mr. Weeks will become our president and chief executive officer on April 28, 2005.

Option/SAR grants in last fiscal year (1)

	Individual Grants				Potential Realizable Value At Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
Name	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price	Expiration Date	Gain at 5%	Gain at 10%
James R. Houghton	105,000 105,000 239,500	0.26% 0.26% 0.60%	$10.40 12.79 12.70	01/01/14 02/01/14 11/30/14	$686,753 844,574 1,912,877	$1,740,367 2,140,316 4,847,607

James B. Flaws	52,500 52,500 115,000	0.13% 0.13% 0.29%	$10.40 12.79 12.70	01/01/14 02/01/14 11/30/14	$150,850 185,516 918,501	$333,338 409,942 2,327,661

Joseph A. Miller	39,500 39,500 86,000	0.10% 0.10% 0.22%	$10.40 12.79 12.70	01/01/14 02/01/14 11/30/14	$258,350 317,721 686,879	$654,709 805,167 1,740,686

Peter F. Volanakis	52,500 52,500 115,000	0.13% 0.13% 0.29%	$10.40 12.79 12.70	01/01/14 02/01/14 11/30/14	$150,850 185,516 918,501	$333,338 409,942 2,327,661

Wendell P. Weeks	73,500 73,500 173,000	0.18% 0.18% 0.43%	$10.40 12.79 12.70	01/01/14 02/01/14 11/30/14	$211,190 259,723 1,381,744	$466,674 573,919 3,501,612

All Shareholders as a group	1,407,553,932				$10,409,988,512	$26,380,954,764

All Optionees as a group(3)	13,624,726	100.00%	$11.98	Various	$101,032,216	$256,035,471

Optionee Gain As % Of All Shareholders Gain					0.97%	0.97%

(1)	No SAR’s were granted.

(2)	The dollar amounts set forth under these columns are the result of calculations at 5% and at 10% rates established by the SEC and therefore are not intended to forecast future appreciation of Corning’s stock price. Corning did not use any alternative formula for grant date valuation as it is unaware of any formula which would determine with reasonable accuracy a present value based upon future unknown factors.

(3)	The exercise price shown to the right is a weighted average of option prices relating to grants of options made on various occasions in 2004. No gain to the optionees is possible without an appreciation in the stock price, an event which will also benefit all shareholders. If the stock price does not appreciate, the optionees will realize no benefit. The 2000 Employee Equity Participation Plan provides that if options are exercised using already owned Corning Common Stock, the opportunity for recognition of future market price fluctuations would be restored through an automatic grant of options equal to the number of shares tendered and at the same current market price as was recognized for purposes of exercising such options. Included in this total are such “reload” options granted to employees during 2004 (if any).

Aggregated Options/SAR Exercises in Last Fiscal Year

and Fiscal Year-End Options/SAR Values (1)

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In-the-Money Options at Fiscal Year End
			Exercisable	Unexercisable	Exercisable	Unexercisable
James R. Houghton	125,751	$493,573	1,902,666	1,499,500	$9,316,705	$7,998,850
James B. Flaws	59,022	$180,017	3,109,490	606,389	$4,426,199	$3,298,200
Joseph A. Miller	158,334	$1,411,812	525,444	407,722	$1,232,347	$2,180,522
Peter F. Volanakis	83,334	$697,506	3,295,637	642,499	$4,193,464	$3,547,831
Wendell P. Weeks	20,717	$53,934	5,732,718	777,055	$5,478,601	$4,008,716

(1)	No SAR’s are outstanding

Long Term Incentive Plans-Awards in Last Fiscal Year

This table illustrates the number of performance-based shares awarded under the Corporate Performance Plan. The number of shares earned or which may be earned by the named executive officer is determined by the achievement of specific financial goals established for Corning (and more fully explained in the Report of the Compensation Committee of the Board of Directors on Executive Compensation beginning on page 18). The percentage of awards that may be earned ranges from 0% to 150% of the target awards indicated below. The number of shares earned for 2004 (based on achieving the 150% performance level) is indicated in the table below (vesting 2/1/07) and the dollar value of the 2004 shares earned is indicated in the “Restricted Stock Awards” column of the “Summary Compensation Table” appearing on page 25.

In February 2006, the Compensation Committee will assess performance against goals and determine the number of shares earned under the performance-based shares granted in December 2004. Once earned, such shares shall remain restricted as to transfer for two years and are generally subject to forfeiture upon termination of employment prior thereto.

			Estimated Future Payouts under Non-Stock Price-Based Plans
(a)	(b)	(c)	(d)	(e)	(f)
Name	Number of Shares, Units or Other Rights (#)	Performances or Other Period Until Maturation or Payout	Threshold	Target	Maximum
James R. Houghton		02/01/08	0	202,000	303,000
	204,000	02/01/07	0	136,000	204,000
James B. Flaws		02/01/08	0	97,000	145,500
	102,000	02/01/07	0	68,000	102,000
Joseph A. Miller		02/01/08	0	73,000	109,500
	78,000	02/01/07	0	52,000	78,000
Peter F. Volanakis		02/01/08	0	97,000	145,500
	102,000	02/01/07	0	68,000	102,000
Wendell P. Weeks		02/01/08	0	145,000	217,500
	142,500	02/01/07	0	95,000	142,500

Pension Plan

Corning maintains a defined benefit Pension Plan under which it pays benefits based upon career average earnings (regular salary and cash awards such as those paid under its Variable Compensation Plans) and years of credited service. Employees are required to contribute 2% of compensation in excess of the Social Security Wage Base up to the compensation limits imposed by the Internal Revenue Code of 1986, as amended. Salaried and non-union hourly employees may contribute, under the career average formula of the Plan, an additional 2% of earnings up to and including the Social Security Wage Base to increase pension benefits.

Corning amended its pension plan effective July 1, 2000, to include a cash balance component. All salaried and non-union hourly employees were given the choice of continuing to accrue future benefits under the career average earnings formula or, if the cash balance plan was elected, the cash balance formula. All salaried and non-union hourly employees hired on or after July 1, 2000, only participate in the cash balance component.

Benefits accrued under the cash balance component are expressed in the form of a hypothetical account balance. Each month a participant’s cash balance account is increased by (1) pay credits based on the participant’s eligible pay for that month, and (2) interest credits based on the participant’s account balance as of the end of the prior month. Pay credits accrue at a rate between 3% and 8% based on each participant’s age and service. Pension benefits under the cash balance component may be distributed as a lump sum or as an annuity.

Corning’s contributions to the Plan are determined by the Plan’s actuaries and are not determined on an individual basis. The amount of benefits payable under the Plan and attributable to Corning’s contributions is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, and the Internal Revenue Code of 1986, as amended.

Corning maintains non-qualified supplemental pension plans pursuant to which it will pay amounts approximately equal to the difference between the benefits provided under the Pension Plan and benefits which would have been paid thereunder but for the limitations of the Employee Retirement Income Security Act of 1974, as amended, and the Internal Revenue Code of 1986, as amended. Certain employees, including the named executive officers, participate in the Executive Supplemental Pension Plan which pays benefits based upon final average compensation (the highest five consecutive calendar years in the 10 calendar years immediately preceding retirement) and years of credited service. Certain of the benefits payable under the Executive Supplemental Pension Plan are presently funded and vested on an individual basis.

The table below sets forth the estimated annual amounts payable under the Pension Plan and the Executive Supplemental Pension Plan assuming retirement during 2005 of participants who have met eligibility requirements for unreduced benefits. These amounts are based upon the straight life annuity option and are not subject to reduction for Social Security benefits or other payments or offsets. Additional benefits may be payable to persons who contribute voluntarily to the Pension Plan. The Plan’s normal retirement age is 65 with 5 years of vesting service.

Years of Service

Final Average Pay	15	20	25	30	35	40
$ 500,000	$109,100	$145,500	$181,900	$218,300	$254,600	$292,100
600,000	131,600	175,500	219,400	263,300	307,100	352,100
700,000	154,100	205,500	256,900	308,300	359,600	412,100
800,000	176,600	235,500	294,400	353,300	412,100	472,100
900,000	199,100	265,500	331,900	398,300	464,600	532,100
1,000,000	221,600	295,500	369,400	443,300	517,100	592,100
1,100,000	244,100	325,500	406,900	488,300	569,600	652,100
1,200,000	266,600	355,500	444,400	533,300	622,100	712,100
1,300,000	289,100	385,500	481,900	578,300	674,600	772,100
1,400,000	311,600	415,500	519,400	623,300	727,100	832,100
1,500,000	334,100	445,500	556,900	668,300	779,600	892,100
1,600,000	356,600	475,500	594,400	713,300	832,100	952,100
1,700,000	379,100	505,500	631,900	758,300	884,600	1,012,100
1,800,000	401,600	535,500	669,400	803,300	937,100	1,072,100
1,900,000	424,100	565,500	706,900	848,300	989,600	1,132,100
2,000,000	446,600	595,500	744,400	893,300	1,042,100	1,192,100
2,100,000	469,100	625,500	781,900	938,300	1,094,600	1,252,100
2,200,000	491,600	655,500	819,400	983,300	1,147,100	1,312,100
2,300,000	514,100	685,500	856,900	1,028,300	1,199,600	1,372,100
2,400,000	536,600	715,500	894,400	1,073,300	1,252,100	1,432,100
2,500,000	559,100	745,500	931,900	1,118,300	1,304,600	1,492,100

The compensation covered by the Pension Plan and the Executive Supplemental Pension Plan for the named executive officers is the salary and cash bonus set forth in the “Summary Compensation Table” on page 25. The bonus is included as compensation in the calendar year paid. Messrs. Houghton, Flaws, Miller, Volanakis and Weeks have 37, 32, 4, 23, and 22 years of credited service, respectively.

Arrangements with Named Executive Officers

Severance Arrangements

Under an existing severance policy Corning may provide to certain employees in certain events compensation in amounts up to eight weeks (for employees with more than one year of service) and fifty-two weeks (for employees with twenty-six or more years of service). These events include a constructive termination of employment as a result of a substantial change in the employee’s responsibilities, compensation levels and similar matters following a change in Corning’s ownership and management.

Prior to July 2004, Corning entered Officer Severance Agreements, Change in Control Agreements, and Amendments with Messrs. Houghton, Flaws, Miller, Volanakis and Weeks and other officers that continue to be effective. Those Officer Severance Agreements provide that under certain circumstances Messrs. Houghton, Flaws, Volanakis and Weeks would each receive payments equal to 2.99 times base salary plus bonus; as well as an additional 2.99 years of service credit under Corning’s various qualified and non-qualified retirement plans in which he participates; outplacement assistance; 24 months of continued medical, dental and hospitalization benefits; and Corning’s purchase of his residence in the Corning, New York area at greater of appraised value or cost of residence plus improvements upon request. Under his Severance Agreement, Dr. Miller would receive the same benefits, but two years times the sum of his base salary plus bonus.

Change in Control Agreements with Messrs. Houghton, Flaws and Volanakis provide for payment of accrued compensation; immediate vesting of restrictions on any long term cash amount (multiplied by 150%); immediate vesting and lapse of restrictions on any outstanding equity awards; severance pay equal to 2.99 times base salary plus bonus; 36 months of continued medical, dental and hospitalization benefits; Corning’s purchase of principal residence in the Corning, New York area at the greater of appraised value, cost of residence plus improvements, or modified appraised value upon request; an additional five years of service credit under Corning’s Executive Supplemental Pension Plan; and outplacement assistance upon occurrence of a change in control that results in termination other than for good reason, a material and adverse change to the executive’s status, title, position or responsibilities, change in position or office held, reduction of salary, change in principal office location of more than 30 miles, material reduction in employee benefits, company’s material breach of agreement, or successor company’s failure to assume the agreement. Mr. Weeks’ Change in Control Agreement provides similar benefits, but includes a different definition of “cause.” Dr. Miller’s Change in Control Agreement provides similar benefits, but has 24 months of continued medical, dental and hospitalization benefits.

These Officer Severance Agreements, Change in Control Agreements and Amendments were Exhibits 10.1 through 10.9 to Corning’s Form 10-Q for the quarter ended March 31, 2004 filed with the SEC on May 4, 2004.

PROPOSAL 2 - Approval Of The 2005 Employee Equity Participation Program

Overview.    In 2000, Corning adopted the 2000 Employee Equity Participation Program (as amended, the “2000 Program”), which was a continuation of similar programs first adopted in 1974. The 2000 Program expires by its terms in November 2005. The 2000 Program was designed to provide a flexible mechanism to permit employees to obtain equity ownership in Corning, thereby increasing their proprietary interest in Corning’s growth and success. The Board of Directors believes that equity incentives remain a critical component of Corning’s total compensation program. The Board of Directors believes the 2000 Plan has been successful and should be continued. In February 2005, the Board approved the 2005 Employee Equity Participation Program (the “2005 Program”) and directed it be submitted to shareholders for approval at this time. The affirmative vote of the holders of a majority of the shares of Corning’s Common Stock cast at the meeting is required to approve the 2005 Program. If shareholders approve, the 2005 Program will become effective for fiscal 2005 and will expire on May 1, 2010. In the event shareholders do not approve, the 2005 Plan will not become effective and the 2000 Program will continue until its scheduled expiration in November 2005, or when shares are no longer available, whichever is earlier.

Our Board of Directors recommends that you vote in favor of the 2005 Program. The 2005 Program is designed to attract new employees and to retain current employees and is a critical element in Corning’s plans for future growth. The 2005 Program will enable Corning to make greater use of restricted stock and performance shares (placing less emphasis on stock options) thus providing greater flexibility in the design of its performance-based compensation programs. The 2005 Program permits the grant of stock options (the “2005 Stock Option Plan”) and the award of shares (the “2005 Incentive Stock Plan”).

As of December 31, 2004, options (net of canceled or expired options) covering an aggregate of 114,819,096 shares of Corning’s Common Stock have been granted under the 2000 Program. At February 18, 2005 the closing price of Corning’s Common Stock as reported on the New York Stock Exchange was $11.67.

A summary of the principal features of the 2005 Program follows. Corning will send without charge the 2005 Program to any shareholder who requests a copy.

Committee.    The 2005 Program will be administered by a committee (the “Committee”) appointed by the Board of Directors, consisting of three or more directors, each of whom meets each of the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and the definition of an “outside director” under the regulations promulgated pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended. The Committee will report to the Board of Directors the individuals who are selected to participate in the 2005 Program and the extent of their participation in the 2005 Stock Option Plan or the 2005 Incentive Stock Plan. No member of the Committee or non-employee member of the Board is eligible to participate in the 2005 Program. The Committee may delegate to an executive officer of Corning certain rights and responsibilities, including the right to grant awards to individuals except that only the Committee may grant awards or options to officers and to persons who are not employees.

Eligibility.    The Committee will select the individuals who are eligible to participate in the 2005 Program. These individuals may include key executive, managerial and technical employees (including officers and employees who are directors) as well as other persons who, while not employees, provide substantial advice or other assistance or services to Corning and its subsidiaries (these individuals, collectively, are referred to as “employees”).

Stock.    Under the 2005 Program, the maximum number of shares of Corning Common Stock that may be optioned or granted to eligible participants is 115,000,000. Shares available for option or grant in a given year but not actually granted in such year may be carried over and used in a succeeding year.

The following shares granted under the 1994 Employee Equity Participation Program, the 1998 Employee Equity Participation Program or the 2000 Program are made available for subsequent grant or award under the 2005 Program: (i) shares from expired or forfeited options; (ii) shares that are canceled without delivery; and (iii) shares covered by an award (or portion of an award) that is settled in cash, and, in addition, with respect to the 1989 Employee Equity Participation Program, shares withheld for the payment of taxes.

The following shares increase the maximum number of shares available for grant under the 2005 Program: (i) shares issued or options granted to settle, assume or substitute outstanding awards or obligations to grant future awards as a condition to the purchase, merger or consolidation of another entity by Corning; and (ii) shares unallocated and available for grant under a stock plan of another entity acquired by Corning, based on the applicable exchange ratio.

Shares of Corning’s Common Stock which are optioned or awarded under the 2005 Program may be either treasury shares or authorized but unissued shares.

The 2005 Program provides for appropriate adjustments in the aggregate number of shares subject to the Program and in the number of shares and the price per share, or either, of outstanding options in the case of changes in the capital stock of Corning resulting from any recapitalization, stock or unusual cash dividend, stock split or any other increase or decrease effected without receipt of consideration by Corning, or a merger or consolidation in which Corning is the survivor. The 2005 Program also provides that in any merger or consolidation in which Corning is not the survivor and in which awards are not granted in substitution of awards outstanding under the 2005 Program, or predecessor plans, the Committee may make provision for adjustments and/or settlements of outstanding awards as it deems appropriate and consistent with the 2005 Program’s purposes.

2005 Stock Option Plan.    Under the 2005 Stock Option Plan, the Committee may grant to eligible employees either non-qualified or “incentive” stock options, or both, to purchase shares of Corning’s Common Stock at not less than 100% of fair market value on the date of grant. No stock option may be outstanding for more than ten years. The Committee may also provide that options may not be exercised in whole or in part for any period or periods of time. The number of shares covered by incentive stock options that may be first exercised by an individual in any year cannot have an aggregate fair market value in excess of $100,000, measured at the date of grant. The maximum number of shares that may be issued in connection with incentive stock options intended to comply with Section 422 of the Internal Revenue Code of 1986, as amended, shall be 50,000,000, and such number shall not be subject to annual adjustment. No incentive stock option may be granted to a non-employee. The Committee may provide that in the event the employment of an employee is terminated, the right to exercise options held under the 2005 Stock Option Plan may continue through its original expiration date or for such shorter period of time after such event as the Committee may determine appropriate. Options are not assignable or transferable except for limited circumstances such as death and, with the consent of the Committee, to certain family members to assist with estate planning. The 2005 Stock Option Plan does not permit an optionee to defer recognition of gain upon the exercise of a stock option.

The 2005 Stock Option Plan permits (as determined by the Committee) the granting of stock appreciation rights which permit an optionee to receive Common Stock in an amount equal to the difference between the fair market value on the date of grant and the market price of the Common Stock on the date the right is exercised. No stock appreciation right may be outstanding for more than 10 years.

The option price is to be paid to Corning by the optionee, in full, concurrently with the issuance or delivery of the stock. The optionee may pay the option price in cash or with shares of Corning’s Common Stock owned by him or her. The optionee has no rights as a shareholder with respect to the shares subject to option until shares are issued upon exercise of the option.

Under the 2005 Stock Option Plan the Committee may grant so-called “restoration” options pursuant to which an optionee who uses shares of Corning’s Common Stock to pay the purchase price of an option receives on the date of exercise an additional option to purchase shares of Corning’s Common Stock. Such additional option shall cover the number of shares tendered in payment of the option price and tax withholding obligations, shall be at the then fair market value of Corning’s Common Stock, shall become exercisable only after the lapse of twelve months and shall expire on the date of the original option. The Committee may impose additional conditions upon the grant of restoration options.

2005 Incentive Stock Plan.    Under the 2005 Incentive Stock Plan, the Committee may award to eligible employees up to 32,000,000 shares, or the right to receive shares (including the right to receive cash payments in lieu of delivery of shares), of Corning’s Common Stock. The Committee determines the number of shares awarded to individual employees and the number of rights covering shares to be issued. The Committee determines the conditions, restrictions and contingencies placed upon the grant of shares. These conditions and contingencies may include the attainment of predetermined performance goals, such as operating or net profits, cash flow, earnings per share, profit returns, margins, revenues, shareholder returns and/or value, stock price, economic value added and working capital and any other goal that meets the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended. The shares awarded to or earned by individual employees are subject to transfer restriction and/or forfeiture for a period of time as determined by the Committee in its discretion. The restrictions on transfer and the possibility of forfeiture may be waived, with the approval of the Committee, if an employee’s employment relationship is terminated by reason of death, disability or retirement with Corning’s consent, or by reason of a subsidiary ceasing to be such. In addition, the Committee may remove, in its discretion, in whole or in part, the restrictions on sale or transfer and the possibility of forfeiture in the event of the termination of employment if circumstances so warrant. Shares may be issued to recognize past performance either generally or upon attainment of specific objectives. Shares issuable for performance will be payable only to the extent the Committee determines that an eligible employee has met such objectives and will generally be valued as of the date of such determination. No employee shall have any right to receive shares based upon the attainment of objectives prior to the expiration of the date set for the performance of his/her objectives unless (i) otherwise determined by the Committee or (ii) his/her employment is terminated by reason of disability or retirement, in each case with the consent of Corning.

Program Limitations.    No one individual may receive under the 2005 Program stock awards in any form (i.e., options, stock appreciation rights or shares of restricted stock) covering more than 7,000,000 shares of Corning’s Common Stock in the aggregate during the term of the 2005 Program. In addition, the maximum annual award for any performance period intending to qualify under Section 162(m) of the Internal Revenue Code of 1986, as amended, that may be made to any one individual to settle a stock or cash award is $15,000,000, the value of the shares of Corning’s Common Stock being their fair market value on the date of the award by the Committee.

Taxation.    Corning believes that the federal income tax consequences of the 2005 Program are as follows:

•	2005 Stock Option Plan. No income will be recognized by an optionee at the time either a non-qualified or an incentive option is granted. An optionee who exercises a non-qualified option will recognize compensation taxable as ordinary income (subject, in the case of employees, to withholding) in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and Corning or the subsidiary employing the optionee will be entitled to a deduction from income in the same amount. The optionee’s basis in such shares will be increased by the amount taxable as compensation, and his/her capital gain or loss when he/she disposes of the shares will be calculated using such increased basis. The capital gain or loss on disposition of the shares will be either long-term or short-term depending on the holding period of the shares.

If all applicable requirements of Section 422 of the Internal Revenue Code of 1986, as amended, are met with respect to incentive stock options, including the requirement that the stock be held for more than two years from the date of grant of the option and more than one year from the date of exercise, no income to the optionee will be recognized at the time of exercise of an incentive stock option. The excess of the fair market value of the shares at the time of exercise over the amount paid is an item of tax preference, which may be subject to the alternative minimum tax. In general, if an incentive stock option is exercised after three months of termination of employment, or if the shares are sold within one year of the date of exercise or two years from the date of grant, the optionee will recognize ordinary income in an amount equal to the difference between the option price and the lesser of the fair market value of the shares on the date of exercise or the sale price. Any excess of the sale price over the fair market value on the date of exercise will be taxed as a capital gain. Corning will be entitled to a tax deduction only if its employee recognizes ordinary income and only in the amount of income the employee recognizes.

•	2005 Incentive Stock Plan. Shares of Common Stock awarded to an employee which are not subject to restrictions and the possibility of forfeiture will be taxed as ordinary income, subject to withholding, at the time of the transfer of the shares to him or her and, subject to any applicable limitations imposed by Section 162(m) of the Internal Revenue Code of 1986, as amended, the value of such awards will be deductible by Corning or by the subsidiary employing the employee at the same time and in the same amount. Shares subject to restrictions and the possibility of forfeiture will not be subject to tax nor will such grant result in a tax deduction for Corning at the time of award. However, when such shares become free of restrictions and the possibility of forfeiture, the fair market value of such shares at that time (i) will be treated as ordinary income to the employee and (ii) subject to any applicable limitations imposed by Section 162(m) of the Internal Revenue Code of 1986, as amended, will be deductible by Corning or by the subsidiary employing the employee.

Alternatively, an employee receiving shares subject to restrictions and the possibility of forfeiture may elect to include in his or her gross income, for the taxable year in which such shares are transferred to him or her, the fair market value of such shares at that time; in such case, he or she need not include any amount in gross income at the time the shares become free of restrictions and the possibility of forfeiture. However, an employee making such an election will not be allowed a deduction if the shares are subsequently forfeited. The employee will have a tax basis for the shares equal to their fair market value at the time they are included in gross income and will realize long-term or short-term capital gain on disposition of the shares depending upon the holding period of the shares, which will commence at the time the employee is deemed to be in receipt of ordinary income with respect to such shares.

Certain awards under the 2005 Program may be subject to the requirements applicable to nonqualified deferred compensation under Section 409A of the Internal Revenue Code of 1986, as amended. Although Corning intends that awards will satisfy those requirements, if they do not, employees may be subject to additional income taxes and interest under Section 409A of the Internal Revenue Code of 1986, as amended.

Amendment, Administration and Termination.    The 2005 Program expires May 1, 2010 and no shares may be optioned or awarded and no rights to receive shares may be granted after that date. The Board of Directors is authorized to terminate or amend the 2005 Program, except that it may not increase the number of shares available thereunder or reduce the minimum stock option and stock appreciation right exercise prices below fair market value. To the extent any provision of the 2005 Program fails to comply with any condition of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, such provision shall be null and void to the extent permitted by law.

New Plan Benefits Table.    See “Option/SAR grants in last fiscal year” on page 26 for information about awards made to the named executive officers under the 2000 Program during fiscal year 2004.

The Board of Directors recommends a vote FOR the approval of the 2005 Employee Equity Participation Program.

Equity Compensation Plan Information

The following table shows the total number of outstanding options and shares available for other future issuances of options under all of our existing equity compensation plans, including our 2000 Employee Equity Participation Program, as amended, and our 2003 Equity Plan for Non-Employee Directors as of December 31, 2004.

	A	B	C
Plan Category	Securities To Be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column A)
Equity Compensation Plans Approved by Security Holders (1)	146,406,287	$20.07	78,708,464

Equity Compensation Plans Not Approved Security Holders	0	$0.00	0

Total	146,406,287	$20.07	78,708,464

(1)	Shares indicated are total grants under the most recent shareholder approved plans as well as any shares remaining outstanding from any prior shareholder approved plans.

Report of Audit Committee of the Board of Directors

Report of Audit Committee of the Board of Directors

The purpose of the Audit Committee is to assist the Board of Directors in its general oversight of Corning’s financial reporting, internal controls and audit functions. The Audit Committee operates under a written charter adopted by the Board of Directors. In February 2005, the Audit Committee re-examined and revised the charter, a copy of which is attached to this proxy statement as Appendix A. The directors who serve on the Audit Committee have no financial or personal ties to Corning (other than director compensation and equity ownership as described in this proxy statement) and are all “financially literate” and “independent” for purposes of the New York Stock Exchange listing standards. That is, the Board of Directors has determined that none of the Audit Committee members have a relationship with Corning that may interfere with the member’s independence from Corning and its management.

The Audit Committee met with management periodically during the year to consider the adequacy of Corning’s internal controls and the objectivity of its financial reporting. The Audit Committee discussed these matters with Corning’s independent auditors and with the appropriate financial personnel and internal auditors. The Audit Committee also discussed with Corning’s senior management and independent auditors the process used for certifications by Corning’s chief executive officer and chief financial officer which is required by the SEC for certain of Corning’s filings with the SEC. The Audit Committee met privately with both the independent auditors and the internal auditors, each of whom has unrestricted access to the Audit Committee.

The Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. Management is responsible for the preparation, presentation and integrity of Corning’s financial statements; accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)); establishing and maintaining internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)); evaluating the effectiveness of disclosure controls and procedures; evaluating the effectiveness of internal control over financial reporting; and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting. The independent auditors are responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America, as well as expressing an opinion on (i) management’s assessment of the effectiveness of internal control over financial reporting and (ii) the effectiveness of internal control over financial reporting.

During the course of 2004, management completed the documentation, testing and evaluation of Corning’s system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations. The Audit Committee was kept apprised of the progress of the evaluation and provided oversight and advice to management during the process. In connection with this oversight, the Audit Committee received periodic updates provided by management and the independent auditors at each regularly scheduled Audit Committee meeting. At the conclusion of the process, management provided the Audit Committee with and the Audit Committee reviewed a report on the effectiveness of Corning’s internal control over financial reporting. The Audit Committee also reviewed the report of management contained in Corning’s Annual Report on Form 10-K for the year ended December 31, 2004 filed with the SEC, as well as PricewaterhouseCoopers LLP’s Report of Independent Registered Public Accounting Firm included in Corning’s Annual Report on Form 10-K related to its audit of (i) the consolidated financial statements and financial statement schedule, (ii) management’s assessment of the effectiveness of internal control over financial reporting, and (iii) the effectiveness of internal control over financial reporting.

The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standard No. 61, “Communication with Audit Committees,” and Public Company Accounting Oversight Board Auditing Standard No. 2, “An Audit of Internal Control Over Financial Reporting Performed in Conjunction with an Audit of Financial Statements.” In addition, the Audit Committee has received from the independent auditors the written disclosure required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and discussed with them their independence from Corning and its management. The Audit Committee has considered whether the provision of permitted non-audit services by the independent auditor to Corning is compatible with the auditor’s independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors and the Board of Directors approved that the audited financial statements be included in Corning’s Annual Report on Form 10-K for the year ended December 31, 2004.

The Audit Committee:

William D. Smithburg, Chairman

Deborah D. Rieman

H. Onno Ruding

Hansel E. Tookes, II

Independent Auditors

Fees Paid to Independent Auditors

The following table summarizes fees billed to Corning by PricewaterhouseCoopers LLP for professional services rendered as of and for the years ended December 31, 2003 and 2004:

	2003	2004
Audit Fees	$4,642,000	$7,543,000
Audit Related Fees	756,000	279,000
Tax Fees	1,997,000	1,171,000
All Other Fees	14,000	20,000

Total Fees	$7,409,000	$9,013,000

Audit Fees.    These fees comprise professional services rendered in connection with the audit of Corning’s consolidated financial statements, and reviews of Corning’s quarterly consolidated financial statements on Form 10-Q’s that are customary under auditing standards generally accepted in the United States. Audit fees also include statutory audits of Corning’s foreign jurisdiction subsidiaries and consents for other SEC filings. In 2004, audit fees include fees for professional services rendered for the audits of (a) management’s assessment of the effectiveness of internal control over financial reporting and (b) the effectiveness of internal control over financial reporting.

Audit Related Fees.    These fees comprise professional services rendered in connection with audits of employee benefit plans, SEC registration statements, and carve-out audits supporting divestitures.

Tax Fees.    These fees comprise statutory tax compliance, preparation and assistance for Corning’s foreign jurisdiction subsidiaries, expatriate tax return compliance, and other tax compliance projects. Approximately 20% of these fees comprise advisory fees, all of which relate to international entities. Corning’s intent is to minimize advisory services in this category.

All Other Fees.    Includes a fee relating to licensing technical accounting software from the independent auditors and a fee to subscribe to two benchmarking studies published by the independent auditors. Corning’s intent is to minimize services in this category.

Policy Regarding Audit Committee Pre-Approval of Audit and Permitted Non-audit Services of Independent Auditors

The Audit Committee has adopted a policy for pre-approval of audit and permitted non-audit services by Corning’s independent auditors. The full Audit Committee approves annually projected services and fee estimates for these services and establishes budgets for major categories of services. The Audit Committee Chairman has been designated by the Audit Committee to approve any services arising during the year that were not pre-approved by the Audit Committee and services that were pre-approved but the associated fees will materially exceed the budget established for the type of service at issue. Services approved by the Chairman are communicated to the full Audit Committee at its next regular meeting. For each proposed service, the independent auditors are required to provide back-up documentation detailing said service. The Audit Committee will regularly review summary reports detailing all services being provided to Corning by its independent auditors. During 2004, all services performed by the independent auditors were pre-approved.

PROPOSAL 3 - Ratification of Appointment of Independent Auditors

The Audit Committee is responsible for selecting Corning’s independent auditors. At the meeting of the Audit Committee of the Board of Directors held on February 2, 2005, the Audit Committee appointed PricewaterhouseCoopers LLP as the independent auditors for the 2005 fiscal year. Although shareholder approval for this appointment is not required, the Audit Committee and the Board of Directors are submitting the selection of PricewaterhouseCoopers LLP for ratification to obtain the views of shareholders. If the appointment is not ratified, the Audit Committee will reconsider whether or not to retain that firm.

In making the appointment of PricewaterhouseCoopers LLP as Corning’s independent auditors for the fiscal year beginning 2005, the Audit Committee considered whether PricewaterhouseCoopers LLP’s provision of services other than audit services is compatible with maintaining independence as our independent auditors. The Audit Committee also considered certain Chinese tax payments as reflected on Part III, Item 14 at page 44 of Corning’s Annual Report on Form 10-K for the year ended December 31, 2004.

Corning expects representatives of PricewaterhouseCoopers LLP to be present at the Annual Meeting and available to respond to questions which may be raised there. These representatives may comment on the financial statements if they so desire.

The Audit Committee and the Board of Directors recommend a vote FOR ratification of appointment of PricewaterhouseCoopers LLP as the independent auditors for fiscal year ended December 31, 2005.

Other Matters

Certain Business Relationships

Corning has for more than 10 years used Nixon Peabody LLP as one of its principal outside law firms. William D. Eggers, Senior Vice President and General Counsel of Corning, was a partner at Nixon Peabody LLP before joining Corning in November 1997. In March 2001, Mr. Eggers married Jill K. Schultz, one of more than 250 partners at Nixon Peabody LLP. Corning continues to use Nixon Peabody LLP for a variety of legal services, with the financial aspects of the relationship controlled by Katherine A. Asbeck, Senior Vice President and Controller of Corning. Legal work performed for Corning by Ms. Schultz represented approximately 15% of total 2004 services performed by Nixon Peabody LLP. In 2004, Corning paid Nixon Peabody LLP approximately $1.9 million in legal fees and disbursements under a fee structure that Corning believes reflects current market rates.

Incorporation by Reference

The Report of the Compensation Committee of the Board of Directors on Executive Compensation on page 18, the Report of Audit Committee of the Board of Directors on page 34 and the Performance Graph on page 24, are not deemed filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings made by Corning under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Corning specifically incorporates such information by reference. In addition, this proxy statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this proxy statement.

Additional Information

Our 2004 Annual Report is included with this proxy statement. Corning’s Annual Report on Form 10-K and all other filings with the SEC may also be accessed via the Investor Relations page on Corning’s web site at www.corning.com.

By order of the Board of Directors

Denise A. Hauselt

Secretary and Assistant General Counsel

March 1, 2005

APPENDIX A

Corning Incorporated

Audit Committee of the Board of Directors

Audit Committee Charter

PURPOSE AND ROLE

The Audit Committee is a committee of Corning’s Board of Directors. Its primary function is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal control over financial reporting which management and the Board of Directors have established, and the audit process, as well as integrity of the company’s financial statements, the company’s compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence, and the performance of the internal auditor and the independent auditors. In addition, the Audit Committee provides an open avenue of communication between the internal auditors, the independent auditors, financial and senior management, and the Board of Directors. Except as otherwise required by applicable laws, regulations or listing standards, all major decisions are considered by the Board of Directors as a whole.

The Audit Committee recognizes that it is the duty of management and the independent auditor to plan and conduct audits and to determine that Corning’s financial statements are complete, accurate and in accordance with generally accepted accounting principles. The Audit Committee further recognizes that the conduct of investigations, compliance with laws, regulations and Corning’s Code of Conduct are management functions.

COMPOSITION

The membership of the Audit Committee shall consist of at least three or more directors as determined by the Board of Directors, of whom in the judgment of the Board of Directors shall meet the independence and financial literacy requirements of the New York Stock Exchange, and be free from any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment as a member of the Audit Committee. At least one member of the Audit Committee shall in the judgment of the Board of Directors be an “audit committee financial expert” under rules and regulations of the Securities and Exchange Commission and one member (who may also serve as the audit committee financial expert) shall in the judgment of the Board of Directors have accounting or related financial management expertise in accordance with New York Stock Exchange Listing Standards. Further, no member of the Audit Committee shall be an active or retired employee of Corning. Members of the Audit Committee shall serve at the pleasure of the Board of Directors. Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies.

The Audit Committee is appointed by the full Board of Directors at its annual organizational meeting.

MEETINGS

The Audit Committee shall meet in person at least four times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary. In addition, management and the Audit Committee will meet telephonically to discuss and review Corning’s quarterly earnings press releases, earnings guidance and other financial information provided to analysts and rating agencies in advance of each quarterly earnings release, as well as the quarterly financial statements and company disclosures in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” prior to the filing of a report on Form 10-Q. The Audit Committee shall periodically meet separately, in executive session, with management, the internal auditor and the independent auditor. The Audit Committee shall report regularly to the Board of Directors with respect to its activities and make recommendations as appropriate.

RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties, the Audit Committee shall:

Financial Reporting

1.	Perform a timely review of quarterly and annual financial statements and other financial information provided to shareholders.

2.	Confirm that financial management and the independent auditor perform a timely analysis of significant reporting issues and judgments made and report key issues to the Committee, including discussion of major issues regarding accounting principles and financial statement presentation.

3.	Inquire of management, the internal audit partner, and independent auditor about significant risks or exposures, assess the steps management has taken to minimize such risk to the company, and evaluate the need for disclosure thereof.

4.	Review and discuss with management and the independent auditor the annual audited financial statements and quarterly financial statements of the company, including: (a) company disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” (b) any material changes in accounting principles or practices used in preparing the financial statements prior to the filing of a report on Form 10-K or 10-Q, and (c) items required by Statement of Auditing Standards 61, Statement of Auditing Standards 100 and Public Company Accounting Oversight Board Auditing Standard 2 in effect at that time for annual and quarterly statements.

5.	Review and discuss with management Corning’s quarterly earnings press releases, earnings guidance and other financial information provided to analysts and rating agencies in advance of each quarterly earnings release.

6.	Review with the independent auditor, the internal auditor and management: (a) the adequacy and effectiveness of the systems of internal control over financial reporting (including any significant deficiencies and material weaknesses as well as significant changes in internal control over financial reporting reported to the Audit Committee by the independent auditor or management), accounting practices, and disclosure controls and procedures; and (b) current accounting trends and developments, and take such related action as appropriate.

7.	Discuss with financial management and the independent auditor their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial reporting practices used or proposed to be used, as well as the effect of regulatory and accounting initiatives and off-balance sheet structures.

8.	Issue a letter for inclusion in Corning’s Annual Report on Form 10-K that includes disclosures as required by SEC regulations.

9.	Recommend to the Board of Directors whether the financial statements should be included in the Annual Report on Form 10-K.

Internal Control Over Financial Reporting

10.	Review with the independent auditor and the internal audit partner the adequacy of the company’s internal control over financial reporting (including information systems and security); and related significant findings and recommendations of the independent auditor and internal audit, together with management’s responses.

11.	Review and discuss disclosures made by management about any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any fraud involving management or other employees who have a significant role in Corning’s internal control over financial reporting.

12.	Review and discuss management’s plans to perform annual and quarterly assessments of the effectiveness of internal control over financial reporting to support the management report on internal control over financial reporting as required by SEC regulation.

13.	Review, at least annually, the scope and results of the internal audit program, including then current and future programs of the internal auditor, procedures for implementing accepted recommendations made by the independent auditor, and any significant matters contained in reports from the internal auditor.

Audit Process

Appointment of auditors

14.	On an annual basis, appoint or re-appoint the independent auditor and review and approve the discharge of the independent auditor. Instruct the independent auditor (a) that they are ultimately accountable to the Audit Committee; (b) that the Audit Committee has the authority and responsibility to appoint, retain, evaluate and replace the independent auditor; and (c) that the Audit Committee, as the shareholders’ independent representative, is the independent auditor’s client.

15.	Approve management’s recommendation of the internal auditors to be nominated. Review and approve the discharge of the internal auditors.

16.	Review and concur in the appointment or replacement of the management individual charged with the role of overseeing internal audit processes.

Performance, independence and qualification of auditors

17.	Annually, review and assess the following concerning the competence of the independent auditor and engagement team:

•	Resumes of key engagement audit personnel.

•	The quality control procedures of the firm serving as independent auditor.

•	The results of the most recent Public Company Accounting Oversight Board quality control review or other assessments of the firm serving as independent auditor.

18.	Receive and review: (a) report by the independent auditor describing the independent auditor’s internal quality-control procedures and any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (b) other required reports from the independent auditor.

19.	Discuss with the auditors and management the independence of the internal auditor and the independent auditor, including a review of services and related fees provided by the independent auditor and the internal auditors. Review disclosures from the independent auditor required by Independent Standards Board Standard No. 1.

20.	Ensure the rotation of the lead audit partner having primary responsibility for the external audit and the audit partner responsible for reviewing the audit and other partners on the account as required SEC regulation.

21.	Approve management’s policies for Corning’s hiring of employees or former employees of the independent auditor who participate in any capacity in the audit of Corning. On an annual basis, management should provide the Audit Committee Chair with information on compliance with that policy.

22.	Review with management and the internal audit partner, annually, the internal audit department’s charter, staffing and significant objectives.

Compensation of the independent auditor

23.	The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

24.	The Audit Committee shall preapprove all auditing services and all permitted non-audit services (including fees and terms thereof) to be performed for Corning by its independent auditor. The Audit Committee may delegate authority to its chairman to grant preapprovals of permitted non-audit services, provided that decisions of such individual be presented to the full Audit Committee at its next scheduled meeting.

Review of audit plans and results

25.	Review with the internal audit partner and the independent auditor the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

Review of audit results

26.	Review and discuss with management, the internal audit partner and the independent auditor at the completion of the annual audit the following:

a)	Annual report of the company, including the consolidated financial statements and related footnotes.

b)	Results of the audit of the consolidated financial statements and the related report thereon.

c)	Review annually with the independent auditor the attestation to, and report on, the assessment of controls made by management and the effectiveness of internal control over financial reporting.

d)	Consider whether any changes to the internal controls or disclosure controls processes and procedures are appropriate in light of management’s assessment or the independent auditor’s report.

e)	Significant changes in the audit plan and any serious disputes or difficulties with management encountered during the audit.

f)	Other communications as required by generally accepted auditing standards.

Other Items

27.	Review policies and procedures with respect to officers’ expense accounts and perquisites, including their use of corporate assets, and the results of the annual review of these areas conducted by internal audit.

28.	Review legal and regulatory matters that may have a material impact on the financial statements and related corporate compliance policies, and programs and reports from regulators.

29.	Review the status of compliance with laws, regulations and internal procedures; the scope and status of systems designed to promote company compliance with laws, regulations and internal procedures, through receiving reports from management, legal counsel and third parties as determined by the Audit Committee.

30.	Discuss company policies with respect to risk assessment and risk management, and review contingent liabilities and risks that may be material to Corning, as well as major legislative and regulatory developments which could materially impact Corning’s contingent liabilities and risks.

31.	Establish procedures for the confidential and anonymous receipt, retention and treatment of complaints received by the company regarding accounting, internal accounting controls or auditing matters, as well as the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

32.	Investigate and respond to any instances or allegations of inappropriate behavior by management concerning questions of compliance with securities laws or inquiries as may be reported by legal counsel.

General

33.	At least semi-annually, meet with the internal audit partner, the independent auditor, and management in separate executive sessions to discuss any matters that the Audit Committee or these groups believe should be discussed privately with the Audit Committee.

34.	Establish policies for the hiring of employees and former employees of the independent auditor.

35.	Report Audit Committee actions to the Board of Directors with such recommendations, as the Audit Committee may deem appropriate. At the Chairman’s option, the independent auditor should be made available to meet with the Board of Directors annually or when otherwise appropriate.

36.	Conduct an annual performance evaluation of the Audit Committee and evaluate the adequacy of the Audit Committee’s charter annually.

37.	The Audit Committee shall have the power to authorize investigations into any matters within the Audit Committee’s scope of responsibilities and hire outside resources and professionals in conjunction therewith.

38.	The Audit Committee will perform such others functions as assigned by law, the corporation’s bylaws, or the Board of Directors.

39.	Obtain advice and assistance, as appropriate, of independent counsel and other advisors as necessary to fulfill the responsibilities of the Audit Committee.

Report

40.	The Audit Committee shall prepare a report each year for inclusion in the company’s proxy statement.

APPENDIX B

Corning Incorporated

Compensation Committee of the Board of Directors

Committee Charter

Purpose

The Compensation Committee is appointed by the Board to discharge the Board’s responsibilities relating to compensation of the Company’s CEO, other elected officers and directors; and to produce an annual report on executive compensation for inclusion in the company’s annual proxy statement. The Committee has overall responsibility for approving and evaluating the director, elected officer and other key executive compensation, benefit and perquisite plans, policies and programs of the Company. Except as otherwise required by applicable laws, regulations or listing standards, all major decisions are considered by the Board of Directors as a whole.

Committee Membership

The Compensation Committee shall consist of no fewer than three directors, all of whom in the judgment of the Board of Directors shall be independent. A person may serve on the Compensation Committee only if the Board of Directors determines he or she is a “non-employee director” under Rule 16b-3 of the Securities Exchange Act of 1934; satisfies the requirements of “outside director” under Section 162(m) of the Internal Revenue Code; and meets the independence requirements in the New York Stock Exchange listing standards. One member of the Compensation Committee will serve as the Chairperson of the Compensation Committee.

The members of the Compensation Committee shall be appointed by the Board on the recommendation of the Nominating and Corporate Governance Committee. Compensation Committee members may be replaced by the Board.

Committee Authority And Responsibilities

1.	The Compensation Committee shall annually review and approve corporate goals and objectives relevant to CEO and other officer compensation, evaluate the CEO’s performance in light of those goals and objectives, and as a Committee or together with the independent members of the Board, determine and approve the CEO’s compensation levels based on this evaluation. In determining the base salary, annual incentive and long-term incentive components of CEO compensation, the Compensation Committee will consider multiple factors including the Company’s performance and relative shareholder return, the value of similar incentive awards to CEOs at comparable companies, and the awards given to the CEO in past years.

2.	The Compensation Committee shall have the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of director, CEO or senior executive compensation and shall have sole authority to approve the consultant’s fees and other retention terms. The Compensation Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors as deemed appropriate or necessary by the Committee.

3.	The Compensation Committee shall annually review and make recommendations to the Board with respect to the compensation of all directors, elected officers and other key non-CEO executives, including annual or multi-year incentive-compensation plans and equity-based incentive plans.

4.	The Compensation Committee shall annually review and approve, for the CEO and the other elected officers and key executives of the Company:

(a)	the annual base salary level;

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(b)	the annual incentive opportunity level;

(c)	the long-term incentive opportunity level;

(d)	employment agreements, severance arrangements, and change in control agreements/provisions, in each case as, when and if appropriate; and,

(e)	any special, supplemental or nonqualified benefits or other perquisites relating to the CEO and other officers and key executives of the Company.

5.	The Compensation Committee may form and delegate authority to subcommittees when appropriate. Members of a subcommittee may include directors of the Company, employees of the Company, consultants or any other parties as determined by the Compensation Committee in its sole discretion.

6.	The Compensation Committee shall make regular reports to the Board. The Compensation Committee shall meet at each regularly scheduled meeting of the Board (currently established at five meetings per year). Additional special meetings of the Compensation Committee will be convened at such other times as it deems necessary to fulfill its responsibilities.

7.	The Compensation Committee shall review and reassess the adequacy of this Charter annually, and conduct an annual performance evaluation of the Committee.

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APPENDIX C

Corning Incorporated

Finance Committee of the Board of Directors

Committee Charter

Purpose and Role

The Board of Directors has established a Finance Committee to assist the Board of Directors in fulfilling its oversight responsibilities across the principal areas of corporate finance for the company and its subsidiaries. As appropriate in its judgment from time to time, the Finance Committee may assist the Board by reviewing such matters as capital structure, equity and debt financing, capital expenditures, cash management, banking activities and relationships, investments, risk management, insurance and securities repurchase activities and making recommendations for consideration by the Board.

Composition

The membership of the Finance Committee shall consist of at least three independent directors or more as determined by the Board. At least one member shall have financial management expertise such as banking or investment management. Members of the Finance Committee shall serve at the pleasure of the Board of Directors.

The Finance Committee is appointed by the full Board of Directors at its annual organizational meeting or as the Board shall determine to fill vacancies on the Finance Committee or to adjust its membership as needs may arise from time to time.

Meetings

The Finance Committee shall normally meet four times each year and generally in conjunction with the regularly scheduled meetings of the Board of Directors, or more frequently as circumstances require as the Chair of the Finance Committee or Chairman of the Board may direct. The Finance committee shall maintain written minutes of its meetings. At each regularly scheduled meeting of the Board of Directors, the Chair of the Finance Committee shall provide the Board of Directors with a report of the Committee’s activities and proceedings. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

Responsibilities and Duties

To assist the Board of Directors, the Finance Committee shall be responsible for reviewing with company management the strategies, plans, policies and actions related to the significant corporate finance matters of the company. Within the authorized levels delegated to it by the Board, the Finance Committee may approve actions within these areas of corporate finance. The matters within its review or approval scope shall include:

1.	Capital structure plans and strategies;

2.	Specific equity or debt financing and discuss the appropriateness, not just the acceptability, of all material capital raising activities or those proposed to be used prior to execution;

3.	Capital expenditures plans and specific capital projects;

4.	Financial investment plans and strategies and specific investments;

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5.	Mergers, acquisitions and divestitures;

6.	Cash management plans and strategies and all activities relating to cash accounts and the cash and any short-term investment portfolio, including the establishment and maintenance of bank, investment and brokerage accounts;

7.	Plans and strategies for managing certain exposures to economic risks including foreign currency, interest rate, commodities, and other economic risks that may from time-to-time arise in the normal course of business;

8.	Plan and strategies for managing the company’s insurance programs, including coverage for business interruption, property casualty, fiduciary, and directors and officers; and

9.	The quarterly and annual financial statements and other financial information that management uses in its internal decision analysis activities.

Other Items

10.	Policies and procedures with respect to Debt Management, Financial Risk Management, Credit Management, Global Cash Investments and Bank Relationship Management; and

11	Legal and regulatory matters that may have a material impact on the financial statements as they pertain to financing or risk management activities of the company.

General

12.	Conduct an annual performance evaluation of the Committee and review the adequacy of the Committee’s charter annually.

13.	The Committee may engage outside independent advisors in order to obtain advice and assistance, as it may consider necessary or advisable.

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APPENDIX D

Corning Incorporated

Pension Committee of the Board of Directors

Committee Charter

Purpose and Role

The Board of Directors has established a Pension Committee to assist the Board of Directors in fulfilling its oversight responsibilities of pension plans (defined benefit plans in the US and similar style international plans) for the company and its subsidiaries. The Committee shall annually approve a pension policy, and as appropriate in its judgment from time to time, appoint investment managers, custodians, trustees, and other plan fiduciaries for the purpose of implementing the policy.

Composition

The membership of the Pension Committee shall consist of three or more directors as determined by the Board. At least one member shall have financial investment expertise such as banking, insurance or investment management. Members of the Pension Committee shall serve at the pleasure of the Board of Directors.

This Committee is appointed by the full Board of Directors at its annual organizational meeting or as the Board shall determine to fill vacancies on the Committee or to adjust its membership as needs may arise from time to time

Meetings

The Committee shall normally meet at least two times each year and generally in conjunction with the regularly scheduled meetings of the Board of Directors, or more frequently as circumstances require as the Chair of the Committee or Chairman of the Board may direct. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary. The Committee shall maintain written minutes of its meetings. At each regularly scheduled meeting of the Board of Directors, the Chair of the Committee shall provide the Board of Directors with a report of the Committee’s activities and proceedings.

Responsibilities and Duties

The Pension Committee shall be responsible for reviewing periodically with company management the funding and investment performance of the pension plans of the company. Within the authorized levels delegated to it by the Board, the Committee may approve actions or further delegate responsibilities for the purpose of implementing the pension policy. The matters within its review or approval scope shall include:

1.	Approve annually a pension policy and method to implement the Plans’ objectives;

2.	The Committee shall exercise an oversight responsibility. It shall not be deemed the fiduciary of any of the Retirement Plans, nor shall it be responsible for the investment decisions made by others acting as fiduciaries under the Plan.

3.	The Committee will conduct an annual performance evaluation and review the adequacy of the Committee’s charter annually.

Oversight Responsibilities

•	The Committee may rely upon presentations of management, investment advisors, actuaries, or other experts believed by the Committee to be informed and knowledgeable.

•	It may engage outside independent advisors in order to obtain advice and assistance, as it may consider necessary or advisable.

•	Review at least annually presentations by the company’s Treasurer or Director of Pension and Investments in their capacity as members of the Board-appointed Investment Committee. These presentations will include information concerning the pension plan funded status, actual asset allocation, performance and cash flows.

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APPENDIX E

Corning Incorporated

Nominating and Corporate Governance

of the Board of Directors

Committee Charter

Purpose

The Nominating and Corporate Governance Committee shall: (1) identify and recommend qualified individuals to the Board for nomination as members of the Board, consistent with criteria approved by the Board; (2) develop and recommend to the Board a set of Corporate Governance Guidelines; (3) lead the Board in its annual review of the Board’s performance and oversee the evaluation of management; (4) to recommend to the Board director nominees for the next annual meeting of shareholders; (5) recommend to the Board director nominees for each of its standing committees; and (6) undertake such other duties as may be delegated to it from time to time. The Committee shall report to the Board on a regular basis and not less often than twice a year.

Committee Membership

The Committee shall consist of three or more directors, all of whom, in the judgment of the Board, shall be “independent” under the New York Stock Exchange listing standards.

The members shall be appointed by the Board. They shall serve at the pleasure of the Board and for such term as the Board may determine.

Committee Structure and Operations

The Board shall designate one member of the Committee to serve as chairperson of the Committee. The Committee shall meet in person or telephonically at least twice a year at a time and place determined by the Committee chairperson, with further meetings to occur when deemed necessary or desirable by the Committee or its chairperson.

Committee Duties and Responsibilities

To fulfill its responsibilities and duties the Committee shall:

1.	Make recommendations to the Board from time to time as to changes that the Committee believes to be desirable with regard to the appropriate size, functions and needs of the Board.

2.	Establish the criteria for membership; such criteria should cover, among other things, diversity, experience, skill set and the ability to act on behalf of shareholders.

3.	Identify individuals believed to be qualified to become Board members, and to recommend to the Board the nominees to stand for election as directors at the annual meeting of stockholders. In the case of a vacancy in the office of director, the Committee shall recommend to the Board an individual to fill such vacancy either through appointment by the Board or through election by stockholders. In nominating candidates, the Committee shall take into consideration such factors as it deems appropriate, including judgment, experience, skills and personal character of the candidate, as well as its assessment of the needs of the Board and the Committee.

4.	Conduct appropriate inquiries into the backgrounds and qualifications of possible candidates.

5.	Review candidates recommended by shareholders.

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6.	Recommend to the Board the membership of any committee of the Board and to identify and recommend Board members qualified to fill vacancies on any committee of the Board.

7.	Recommend director nominees for approval by the Board and its shareholders.

8.	Assist the Board in assessing whether individual members of the Board are independent within the New York Stock Exchange listing standards.

9.	Establish director retirement policies.

10.	Review the outside activities of, and to consider questions of possible conflicts of interest of, Board members and senior executives.

11.	Oversee and assist the Board with an annual assessment of the Board’s performance through such process as the Committee shall determine advisable including, if appropriate, the solicitation of comments from each member of the Board. The annual assessment shall be discussed with the full Board following the end of each fiscal year.

12.	Oversee and assist the Board in annually reviewing with the Chairman and Chief Executive Officer the job performance and evaluation of elected corporate officers and other senior executives.

13.	Develop and recommend to the Board a set of corporate governance principles for the company, to review those principles at least annually, and to recommend any proposed changes to the Board as the Committee deems advisable.

14.	Review and reassess the adequacy of this Charter annually, and conduct an annual performance evaluation of the Committee.

Resources and Authority of the Committee

The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to obtain advice and assistance from internal or outside legal, accounting or other advisors. The Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates and shall have sole authority to approve the search firm’s fees and other retention terms.

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APPENDIX F

Corning Incorporated

Corporate Relations Committee of the Board of Directors

Committee Charter

Purpose and Scope of the Committee’s Work

The Purpose of the Corporate Relations Committee is to review and guide the company’s work in the areas of Employment Policy, Public Policy and Community Relations in the context of the company’s business strategy. The Committee’s work focuses on the following general areas:

•	The company’s public relations and reputation.

Areas include media relations strategies, corporate identity, corporate advertising, and product liability.

•	The company’s relationship and role with governmental agencies and public policy.

•	The corporation’s responsibilities as an employer and its relationship with employees.

Areas include safety, health and environmental policies; code of conduct, values and operating environment; human resource and industrial relations strategies; security and internal communications strategies.

•	The company’s responsibilities as a community member, our relationship with major communities and our strategy with respect to charitable contributions and projects undertaken to improve the communities we operate in.

Meeting Schedule:    Generally meets in February, July, October and December.

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APPENDIX G

Corning Incorporated

Corporate Governance Guidelines

The Board of Directors of Corning Incorporated, acting on the recommendation of its Nominating and Corporate Governance Committee, has adopted these guidelines to promote the effective functioning of the Board and its committees.

Role of the Board

The business and affairs of Corning Incorporated are managed by or under the direction of its Board of Directors in accordance with New York law. The directors’ fiduciary duty is to exercise their business judgment in the best interests of Corning Incorporated’s shareholders.

Board Structure and Composition

Board Size.    The size of the Board will provide for sufficient diversity among non-employee directors while also facilitating substantive discussions in which each director can participate meaningfully. The Board size, currently 14 members, will be set by the Board on recommendation of the Nominating and Corporate Governance Committee, and within the limits prescribed by Corning Incorporated’s by-laws.

Independent Directors.    A substantial majority of the Board will consist of directors whom the Board has determined to be independent. In general, an independent director must have no material relationship with Corning Incorporated, directly or indirectly. For this purpose, Corning Incorporated will ensure that it complies with the independence requirements of SEC and the NYSE Listing Standards, as well as director qualification standards recommended by the Nominating and Corporate Governance Committee.

“Immediate family member” includes a person’s spouse, parents, children, siblings, in-laws, and any one (other than employees) who shares such person’s home. Materiality for this purpose will be evaluated both from the standpoint of Corning Incorporated and from the standpoint of the director or the persons or entities with which the director is affiliated.

Notwithstanding the fact that an individual may not satisfy one or more of the above criteria, the Board may nevertheless determine that the director has no material relationship with the corporation that would interfere with independence and should be considered independent. In that case, the reasons for any such determination will be specifically set forth in the proxy statement for any meeting at which that director is standing for election.

Chairman and CEO.    The Board believes it is appropriate for Corning Incorporated’s Chief Executive Officer (CEO) also to serve as Chairman of the Board. However, the Board retains the authority to separate those functions if it deems such action appropriate in the future.

Lead Director.    The Board will designate and publicly disclose a non-employee director who will lead the non-employee directors’ executive sessions.

Term Limits.    The Board believes that experience as a Corning Incorporated director is a valuable asset, especially in light of the size and global scope of the corporation’s operations. Therefore, directors are not subject to term limits except as a result of reaching the Board’s mandatory retirement age.

Mandatory Retirement.    No director may stand for election after reaching age 72.

Other Directorships.    Recognizing the substantial time commitment required of directors, it is expected that an employee director will serve on the board of no more than three other public companies and that a non-employee director will serve on the boards of other public and private companies and not-for-profit entities only to the extent that, in the judgment of the Nominating and Corporate Governance Committee, such services do not detract from the directors’ ability to devote the necessary time and attention to Corning Incorporated. The Nominating and Corporate Governance Committee will periodically review all non-employee directors’ service on the boards of other public companies.

Change in Status.    To avoid any potential for a conflict of interest or potential conflict of interest, directors will not accept a seat on any additional public company board or any governmental position without first reviewing the matter with the Nominating and Corporate Governance Committee. In addition, a non-employee director will tender his or her resignation for consideration by the Nominating and Corporate Governance Committee in the event of retirement or other substantial change in the nature of the director’s employment or other significant responsibilities. If the Nominating and Corporate Governance Committee determines that the resignation should be accepted, the Committee will refer that recommendation to the Board.

Director Selection; Qualifications; Education

Director Candidates.    The Board, acting on the recommendation of the Nominating and Corporate Governance Committee, will nominate a slate of director candidates for election at each annual meeting of shareholders and will elect directors to fill vacancies, including vacancies created as a result of any increase in the size of the Board, between annual meetings.

Qualifications.    Candidates are selected for their character, judgment, diversity of experience, acumen and their ability to act on behalf of shareholders. Scientific expertise, business experience, prior governmental service and familiarity with national and international issues affecting business are among the relevant criteria. Final approval of a candidate is determined by the full Board.

Orientation.    New directors will receive a comprehensive orientation from responsible executives regarding Corning Incorporated’s business and affairs, including written materials, meetings with key management and visits to facilities.

Continuing Education.    Reviews of particular aspects of Corning Incorporated’s operations will be presented by responsible executives from time to time as part of the agenda of regular Board meetings. The Board will also normally conduct an on-site inspection of a Corning Incorporated facility in conjunction with a regular Board meeting at least once every other year.

Board Meetings and Director Responsibilities

Number of Regular Meetings.    The Board currently holds regular meetings five times per year.

Agenda and Briefing Material.    An agenda for each Board meeting and briefing materials will, to the extent practicable in light of the timing of matters that require Board attention, be distributed to each director at least one week prior to each meeting. Briefing materials should be concise and yet sufficiently detailed to permit directors to make informed judgments. The Chairman will normally determine the agenda for Board meetings, but any director may request the inclusion of particular items.

Meeting Attendance.    It is expected that each director will make every effort to attend each Board meeting, each annual meeting of shareholders and each meeting of any committee on which he or she sits. Attendance in person is preferred but attendance by teleconference is permitted if necessary under the circumstances.

Director Preparedness.    Each director should be familiar with the agenda for each meeting, should have carefully reviewed all other materials distributed in advance of the meeting, and should be prepared to participate meaningfully in the meeting and to discuss all scheduled items of business.

Confidentiality.    The proceedings and deliberations of the Board and its committees are confidential. Each director will maintain the confidentiality of information received in connection with his or her service as a director.

Non-Employee Director Executive Sessions

An executive session of the non-employee directors will normally be held immediately before, during or after each meeting of the full Board. The Chair of the Nominating and Corporate Governance Committee or other non-employee director as chosen by the Board will preside at the executive sessions, and will be disclosed in the proxy statement per the NYSE rules. Any non-employee director may raise issues for discussion at an executive session.

Board Self-Evaluation

Annually, the Board will evaluate its performance and effectiveness as a Board as well as the performance and effectiveness of its committees and will abide by NYSE Listing Standards for self-evaluation for selected Committees.

Committees

Committees.    The Board will appoint from among its members an executive committee and other committees it determines are necessary or appropriate to conduct its business. Currently, the standing committees of the Board are the Executive Committee, Audit Committee, Nominating and Corporate Governance Committee (which serves as the nominating and corporate governance committee within the meaning of the New York Stock Exchange rules), Pension Committee, Compensation Committee, Finance Committee, and Corporate Relations Committee.

Committee Composition.    The Nominating and Corporate Governance Committee, Board Audit Committee, and Board Compensation Committee will consist solely of independent directors. With the exception of the Executive Committee where the Chairman of the Board will be the Chair, the Nominating and Corporate Governance Committee will recommend committee Chairs to the Board for approval.

In addition:

•	the membership of the Board Audit Committee must meet such additional requirements as may apply under the rules of the New York Stock Exchange and the Securities and Exchange Commission;

•	the membership of the Board Compensation Committee must meet such additional requirements as may apply under the rules of the New York Stock Exchange and must qualify as an independent “non-employee directors” for purposes of Rule 16b-3 of the Securities and Exchange Commission; and

•	no member of the Board Compensation Committee may be part of a compensation committee interlock within the meaning of Regulation S-K of the Securities and Exchange Commission.

Committee Charters.    Each of the committees will have a written charter setting further its responsibilities if they are not stated in the company’s by-laws. Charters will be adopted by the Board based on the recommendation of the applicable committee.

Committee Assignments.    Membership of each committee will be determined by the Board on the recommendation of the Nominating and Corporate Governance Committee. Consideration will be given to rotating committee memberships periodically.

Committee Self-evaluation.    Annually, each of the Board committees will conduct an evaluation of its performance and effectiveness and will consider whether any changes to the committee’s charter are appropriate.

Committee Reports.    The Chair of each Board committee will report to the full Board on the activities of his or her committee, including the results of the committee’s self-evaluations and any recommended changes to the committee’s charter.

CEO Performance Review

At least annually, the non-employee directors will, in conjunction with the Board Compensation Committee, review the performance of the CEO in light of the corporation’s goals and objectives. The Compensation Committee meets annually with the CEO to receive his or her recommendations concerning such goals.

Management Succession Planning and Performance Review

At least annually, the Board will review and approve succession plans for the CEO and other senior executives. Succession planning will address both succession in the ordinary course of business and contingency planning in case of emergencies or unforeseen events. To assist the Board, the CEO annually provides the Board with an assessment of senior managers and of their potential to succeed him or her. The CEO also provides the Board with an assessment of persons considered potential successors to certain senior management positions.

The function of the Board in monitoring the performance of senior management is fulfilled by the presence of outside directors who have a substantive knowledge of the business. The Board selects the senior management team, which is charged with the conduct of the company’s business. Having selected the senior management team, the Board acts as an advisor to senior management and ultimately monitors its performance. The Compensation Committee also is responsible for setting performance goals and compensation for the direct reports to the CEO. These decisions are approved or ratified by action of the outside directors of the Board at a meeting or executive session of that group.

Board Resources

Access to Employees.    Non-employee directors will have full access to the senior management of Corning Incorporated and other employees. The Board expects that there will be regular opportunities for directors to meet with the CEO and other members of senior management in Board and committee meetings and in other formal or informal settings.

Authority to Retain Advisors.    It is normally expected that information regarding Corning Incorporated business and affairs will be provided to the Board by Corning Incorporated management and staff and by Corning Incorporated independent auditor. However, the Board and each committee have the authority to retain such outside independent advisors, including accountants, legal counsel, or other experts, as it deems appropriate. Non-employee directors will have full access to such outside independent advisors to ask questions regarding Corning Incorporated. The fees and expenses of any such advisors will be paid by the Corning Incorporated.

Code of Conduct

Corning Incorporated has adopted a comprehensive “Our Code of Conduct.” These standards include policies calling for strict observance of all laws applicable to Corning Incorporated’s business and describes conflicts of interest policies which, among other things, requires that directors avoid any conflict between their own interests and the interests of the corporation in dealing with suppliers, customers, and other third parties, and in the conduct of their personal affairs, including transactions in securities of the corporation, any affiliate, or any nonaffiliated organization. Each director is expected to be familiar with and to follow these policies to the extent applicable to them.

Communication by Interested Parties with the Non-Employee Directors

The Nominating and Corporate Governance Committee will maintain procedures for interested parties to communicate directly with the non-employee directors. The Board believes that it is management’s role to speak for the company. These procedures will be published in the proxy statement for each annual meeting of shareholders and posted on Corning Incorporated’s Internet site.

Corning Incorporated Non-Employee Director Compensation

Compensation for non-employee directors will be determined by the independent members of the Board on the recommendation of the Compensation Committee, and will be reviewed annually at a minimum. Non-employee director compensation will be set at a level that is consistent with market practice, taking into account the size and scope of the corporation’s business and the responsibilities of its directors. All directors are expected to own stock in the company in an amount that is appropriate for them. In considering benefits and compensation of non-employee directors, the Board will consider whether questions regarding directors’ independence may be raised by anything that would be considered non-customary, or the company providing indirect forms of compensation or benefits to a director or any substantial charitable contributions to organizations in which a director is affiliated.

Option Repricing

The corporation will not, without shareholder approval, amend any employee stock option to reduce the exercise price (except for appropriate adjustments in the case of a stock split or similar change in capitalization); or offer to exchange outstanding employee stock options for options having a lower exercise price; or offer to exchange options having an exercise price below the current market price for cash, restricted stock, or other consideration.

Shareholder Matters

Shareholder matters such as voting rights, confidential voting, ratification of auditors, shareholder proposals receiving a majority approval and others are contained within, and governed by Corning Incorporated’s by-laws and charter.

Re-Evaluation of Corporate Governance Guidelines

The Board will review and revise these Corporate Governance Guidelines as appropriate from time to time based on the recommendation of the Nominating and Corporate Governance Committee.

Director Qualification Standards

The Board adopted a formal set of director qualification standards under the NYSE Listing Standards approved by the SEC in November 2003 concerning determination of director independence. To be considered independent, a director must be determined by resolution of the Board after due deliberation, to have no material relationship with the company other than as a director. In each case, the Board will broadly consider all relevant facts and circumstances and also apply the following standards:

1.	A director will not be independent if within the preceding three years: (a) the director was employed by the company or any of its subsidiaries; (b) an immediate family member of the director was an executive officer of the company; (c) the director was employed by or affiliated with the company’s independent internal or external auditor; (d) an immediate family member of the director was employed in a professional capacity by the company’s independent internal or external auditor; or (e) an executive officer of the company was on the board compensation committee of a second company that employed either the director or an immediate family member as an executive officer.

2.	A director will not be independent if within the preceding three years: (a) the director or an immediate family member receives more than $100,000 per year in direct compensation from the company, other than normal director and committee fees and pension or other forms of deferred compensation for prior services; (b) a director is an officer or employee of a second company that makes payments to, or receives payments from the company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million or 2% of the second company’s consolidated gross revenues; (c) an immediate family member of a director is an executive officer of a second company that makes payments to, or receives payments from the company at the levels in 2(b); or (d) if a director serves as a paid executive officer of a charitable organization that received contributions in any single fiscal year that exceeded the greater of $1 million or 2% of such charitable organization’s consolidated gross revenues. The Board shall consider the materiality of any such relationships, even if they are below the dollar thresholds.

3.	The determination of whether a section 2 relationship is material or not (and whether a director is independent or not) shall be made by those directors on the Board who satisfy the independence guidelines.

4.	The company will not make any personal loans or extensions of credit to directors or executive officers.

5.	For independence, all directors must deal at arms’ length with the company and its subsidiaries and disclose circumstances that are material to the director if they might be viewed as a conflict of interest.

APPENDIX H

Corning Incorporated

Code of Ethics

For Chief Executive Officer and Financial Executives

In my role as an executive of Corning Incorporated, I certify to you that I adhere to and advocate the following principles and responsibilities governing my professional and ethical conduct.

To the best of my knowledge and ability:

1.	I act with honesty and integrity, avoiding actual or apparent conflicts of interest in personal and professional relationships.

2.	I provide constituents with information that is accurate, complete, objective, relevant, timely, and understandable.

3.	I comply with rules and regulations of federal, state, provincial and local governments, and other appropriate private and public regulatory agencies. I provide full, fair, accurate, timely, and understandable disclosure to my constituents and/or in reports provided to external constituencies (SEC, shareholders, reporting agencies, etc.).

4.	I act in good faith, responsibility, with due care, competence and diligence, without misrepresenting material facts or allowing my independent judgment to be subordinated.

5.	I respect the confidentiality of information acquired in the course of my work except when authorized or otherwise legally obligated to disclose. Confidential information acquired in the course of my work is not used for personal advantage.

6.	I share knowledge and maintain skills important and relevant to my constituents’ needs.

7.	I proactively promote high integrity as a responsible member of my business team and/or in my work environment.

8.	I achieve responsible use of and control over all company assets and resources employed or entrusted to me.

9.	I will report any known or suspected violations of this code to the Corporate Controller or the General Counsel.

10.	I am accountable for adhering to this code.

Dated:

Signed:

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APPENDIX H

Corning Incorporated

Code of Conduct

For Directors and Executive Officers

In my role as a Director or Executive Officer of Corning Incorporated, I certify that I adhere to and advocate the following principles and responsibilities governing my professional and ethical conduct.

1.	I have read Our Code of Conduct, the code of business ethics that applies generally within the Company. I will abide by its standards in carrying out my role as a Director or Executive Officer of the Company. The Code of Business Ethics for Directors and Executive Officers incorporates the provisions of Our Code of Conduct, as supplemented by this document.

2.	I act with honesty and integrity, avoiding actual and apparent conflicts with the interests of Corning Incorporated. A conflict of interest would occur when an individual’s private interest interferes – or even appears to interfere – with the interests of the Company as a whole. When any issue arises that may present an actual or apparent conflict, I will bring that issue to the attention of Corning’s Chairman or General Counsel and seek a waiver or recuse myself from action on the particular matter.

3.	In acting on any business for Corning Incorporated, I comply with rules and regulations of federal, state, provincial and local governments, and other appropriate private and public regulatory agencies, and will act as appropriate within my position to assure that the Company complies with such rules and regulations.

4.	I understand the requirement that the Company provide full, fair, timely and understandable disclosure to its external constituents (SEC, shareholders, reporting agencies) and will take that requirement into proper account in carrying out my duties as a Director or Executive Officer of the Company.

5.	I understand that insider trading on the basis of non-public material information is both unethical and illegal and will not be tolerated by the Company. As a Director or Executive Officer, I will abide by guidance from the Company regarding appropriate periods when trading in securities of the Company may be permitted, as well as periods when such trading is not permitted.

6.	I respect the confidentiality of Company information acquired in the course of my duties as a Director or Executive Officer of the Company. Confidential information of the Company or its customers may not be used for personal advantage. Confidential information includes all non-public information that might be of use to competitors, or harmful to the company or its customers, if disclosed.

7.	I understand that business opportunities within the scope of the business of the Company, as well as reasonable extensions of the scope of that business, represent corporate opportunities of Corning and may not be diverted for any separate personal purpose or benefit. I will not take for myself personally any opportunities that are discovered through the use of corporate property, information or position. I will not use corporate property, information or position for personal gain. I will not compete with the Company directly or indirectly. I will fulfill my duty to the company to advance its legitimate interests when the opportunity to do so arises.

8.	I understand that the Company has a duty to deal fairly with its customers, suppliers, competitors and employees. It is a principle of the Company that no employee should take unfair advantage of another through manipulation, concealment, abuse of privileged information, misrepresentation, or any other practice of unfair dealing.

9.	I understand that I have an obligation to protect the Company’s assets and ensure their efficient use and, within the scope of my responsibilities as a director or executive officer, will ensure that Company assets are used for legitimate business purposes.

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10.	As a director or executive officer, I recognize that the Company should proactively promote ethical behavior. Through its Code of Conduct, the Company encourages its employees to talk to supervisors, managers, Corporations General Counsel or the Corporate Controller when in doubt about the best course of action in a particular situation. The Company also encourages that employees report violations of laws, rules, regulations or the Code of Conduct to the General Counsel of the Corporation. In addition, the Company ensures that its employees know that there will be no retaliation for reports made in good faith. I adhere to and support these principles.

Dated:

Signed:

H-1-2

Appendix I

CORNING INCORPORATED

2005 EMPLOYEE EQUITY PARTICIPATION PROGRAM

1. PURPOSE AND EFFECTIVE DATE

a) Purpose. The Corning Incorporated 2005 Employee Equity Participation Program (the “Program” or “2005 Program”) is intended to benefit the shareholders of Corning Incorporated (“Corning” or “the Corporation”) by providing a means to attract, retain and reward key executives, managerial and technical employees (including officers and employees who are directors) and other persons who, while not employees, provide substantial advice or other assistance or services to the Corporation and its subsidiaries (all the foregoing individuals, collectively, are referred to as “employees”). No non-employee member of the Corporation’s Board of Directors (the “Board”) shall be eligible to participate in the Program. The award of shares, or options to purchase shares of the Corporation’s Common Stock, par value $.50 per share (“Corning Common Stock” or “Shares”), is designed to increase the recipient’s proprietary interest in the Corporation’s success; provide incentive compensation opportunities that are competitive with those of other similar companies; and more closely align the recipient’s interests with the interests of shareholders of the Corporation. The 2005 Program shall consist of two plans: (a) the 2005 Stock Option Plan and (b) the 2005 Incentive Stock Plan (collectively, the “Plans”).

b) Effective Date. The Program shall become effective on the date it is approved by the affirmative vote of a majority of the votes cast at Corning’s 2005 Annual Meeting of Shareholders (the “Effective Date”) and will continue until May 1, 2010. No shares may be optioned or awarded and no rights to receive shares may be granted after the expiration of the 2005 Program.

2. ADMINISTRATION

a) Committee. The Program shall be administered by a Committee, appointed by the Board (the “Committee”), which shall consist of no less than three of its members, all of whom shall be “outside directors” as such term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and “non-employee directors” as such term is defined in Rule 16b-3 under Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Act”). The Committee shall select periodically the executive, managerial, technical and other employees who shall participate in the Program and the extent of their participation in any particular Plan under the Program and shall report such selections and levels of participation to the Board of Directors. The Committee may delegate certain responsibilities and powers with respect to matters not involving officers or non-employees of the Corporation to any executive officer or officers selected by it, except that only the Committee may grant awards or options to non-employees. The Committee may revoke any such delegation at any time.

b) Powers and Authority. The Committee’s powers and authority include, but are not limited to, the ability to: select employees, including employees of any subsidiary of the Corporation (or other similar entity in which the Corporation has an ownership interest of at least 50%) or other entity which is not a subsidiary but as to which the Corporation possesses a direct or indirect ownership interest and has power to exercise management control, to receive awards under the Program; determine the types and terms and conditions of all awards granted, including performance and other earnout and/or vesting contingencies; permit transferability of options to eligible third parties; interpret the Program’s provisions; and administer the Program in a manner that is consistent with its purpose (including the power to authorize an executive officer of the Corporation to make grants and awards under the Program within limits prescribed by the Committee).

c) Share Valuation. Awards denominated or made in Shares shall use as the per share price the average of the high and low prices of Corning Common Stock on the New York Stock Exchange on the applicable date, or if Shares are not traded on such date, such average price on the next preceding day on which such Shares are traded. The applicable date shall be the day on which the award is granted (or other relevant transaction occurs).

d) No Repricing, Cancellation, or Re-Grant of Stock Options or Stock Appreciation Rights. Except as provided for in Section 3(d) (relating to adjustment of Shares), the per share exercise price of any stock option or stock appreciation right may not be decreased after the grant of the award, and a stock option or stock appreciation right may not be surrendered as consideration in exchange for the grant of a new award with a lower per share exercise price.

3. SHARES SUBJECT TO THE PROGRAM AND ADJUSTMENTS

a) Shares Available for Delivery. The Shares subject to options, grants or incentive stock rights under the Program shall be Corning Common Stock, either authorized but unissued or issued and held in treasury or such other securities as may be issued by the Corporation in substitution therefor. Subject to Section 3(d), the total amount of Shares which may be (i) sold pursuant to options granted under the 2005 Stock Option Plan and (ii) granted, or issued pursuant to incentive stock rights awarded under the 2005 Incentive Stock Plan (subject to the additional share limit set forth in Section 3(b)), shall not exceed the following:

(i) the sum of:

(A)	The actual number of Shares remaining available for option or grant under the 2000 Employee Equity Participation program, plus

(B)	An additional number of Shares, which when added to the actual total number of Shares remaining available in Section 3(a)(i)(A) above, shall not exceed 115,000,000 Shares in total;

(ii) The following Shares granted under the 1994 Employee Equity Participation Program, the 1998 Program, and the 2000 Program (collectively referred to as the “Prior Programs”) or the 2005 Program shall be made available for subsequent grants or awards under the 2005 Program:

(A)	Shares that are forfeited or expire for any reason,

(B)	Shares that are canceled without delivery; and

(C)	Shares covered by an award (or portion of an award) that is settled in cash.

(iii) The following shall increase the maximum number of Shares available for option or grant under the Program:

(A)	Shares issued or options granted through the settlement, assumption or substitution of outstanding awards or obligations to grant future awards as a condition of the Corporation acquiring, merging or consolidating with another entity; and

(B)	Shares that are unallocated and available for grant under a stock plan assumed by the Corporation in connection with the merger, consolidation, or acquisition of another entity by the Corporation and/or its subsidiaries, based on the applicable exchange ratio.

b) Other Program Limits. Subject to Section 3(d), the following additional maximums are imposed under the Program in addition to the overall limit of Shares under the Program as described in section 3(a)(i) above:

(i) The maximum number of Shares that may be issued in conjunction with stock options intended to comply with Section 422 of the Code (“Incentive Stock Options”) shall be 50,000,000;

(ii) The maximum number of Shares that may be issued in conjunction with the 2005 Incentive Stock Plan, as set forth in Section 6 below, shall be 32,000,000 calculated as set forth in Section 3(a) above;

(iii) The maximum aggregate number of Shares that may be granted to any one individual pursuant to Sections 5 and 6 with respect to stock awards not subject to the performance goals of Section 8 shall not exceed 7,000,000 Shares over the life of the Program; and

(iv) The maximum annual stock and/or cash award (determined at the date of grant) for any performance period intending to qualify under Section 162(m) of the Code that may be made to any one individual is $15,000,000.

c) Payment Shares. Subject to the limitations on the number of Shares that may be delivered under the Program overall and as set forth in Section 3(a) above, without regard to the Program limits as set forth in Section 3(b), the Committee may, in addition to granting awards under Sections 5 and 6, use available Shares as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Corporation or its subsidiaries.

d) Adjustments for Corporate Transactions.

(i) The Committee may determine that a corporate transaction has affected the price per share of Corning Common Stock such that an adjustment or adjustments to outstanding awards are required to preserve (or prevent enlargement of) the benefits or potential benefits intended at the time of grant. For this purpose a corporate transaction will include, but is not limited to, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of Shares, or other similar occurrence. In the event of such a corporate transaction, the Committee may in such manner as the Committee deems equitable, adjust (i) the number and kind of Shares which may be delivered under the Program pursuant to Sections 3(a) and 3(b); (ii) the number and kind of Shares subject to outstanding awards; and (iii) the exercise price of outstanding stock options and stock appreciation rights (but in no event below the equivalent of the fair market value of the Shares on the date of grant).

(ii) In the event that the Corporation is not the surviving company in a merger, consolidation or amalgamation with another company, or in the event of a liquidation or reorganization of the Corporation, and in the absence of the surviving corporation’s assumption of outstanding awards made under the Program, the Committee may provide for appropriate adjustments and/or settlements of such grants either at the time of grant or at a subsequent date. The Committee may also provide for adjustments and/or settlements of outstanding awards as it deems appropriate and consistent with the Program’s purpose.

4. TYPES OF AWARDS

a) General. An award may be granted singularly or in combination with another award or awards. Awards may not, however, be granted in tandem whereby exercise or vesting of one award held by a participant cancels another award held by the participant. Awards shall be evidenced by agreements in such form as the Committee may from time to time approve and contain the terms set forth below and such other terms not inconsistent therewith. The types of awards that may be granted under the Program include:

(i) Stock Option. A stock option, granted under the 2005 Stock Option Plan as set forth in Section 5 below, represents a right to purchase a specified number of Shares during a specified period at a price per share that is not less than 100% of the per share amount stipulated by Section 2(c).

(ii) Stock Appreciation Right. A stock appreciation right is a right to receive, upon exercise of the right, an amount equal to the excess of the fair market value on the date of exercise of each Share to which the exercise relates over the exercise price specified in the right being exercised. Payment shall be made solely in Corning Common Stock having a fair market value equal to the amount determined under the preceding sentence. Stock appreciation rights are granted under the 2005 Stock Option Plan as set forth in Section 5 below.

(iii) Stock Award. A stock award is a grant of Shares or of a right to receive Shares (or their cash equivalent or a combination of both) in the future awarded under the 2005 Incentive Stock Plan as set forth in Section 6 below. The award may be subject to such conditions, restrictions and contingencies as the Committee shall determine. Such conditions, restrictions and contingencies may include continuous service and/or the achievement of performance goals established by the Committee as set forth in Section 8 of the Program consistent with the requirements for deductibility of payments under Section 162(m) of the Code.

(iv) Cash Award. A cash award is a right denominated in cash or cash units to receive a cash payment under the 2005 Incentive Stock Plan set forth in Section 6 below, based on the attainment of pre-established performance goals or to a minimum restriction and/or forfeiture period and such other conditions, restrictions and contingencies as the Committee may determine. The performance goals to be used by the Committee for such awards shall be those as set forth in Section 8 of the Program consistent with the requirements for deductibility of payments under Section 162(m) of the Code.

5. 2005 STOCK OPTION PLAN

a) General. The Committee may from time to time grant options, including, but not limited to, performance-based stock options and Incentive Stock Options to purchase Shares. No stock option shall be outstanding for more than 10 years. The Committee may also provide that options may not be exercised in whole or in part for any period or periods of time. Incentive Stock Options may be granted only to participants who are employees and, the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by any participant during any calendar year (under all Incentive Stock Option plans of the Corporation or any parent or subsidiary of the Corporation) shall not exceed $100,000. The Shares covered by a stock option may be purchased by means of a cash payment or such other means as the Committee may from time to time permit, including (i) tendering (either actually or by attestation) Shares valued using the market price set forth in Section 2(c) at the time of exercise and (ii) authorizing a third party to sell Shares (or a sufficient portion thereof) acquired upon exercise of a stock option and to remit to the Corporation a sufficient portion of the sale proceeds to pay for all the Shares acquired through such exercise and any tax withholding obligations resulting from such exercise. The Committee may establish rules permitting a participant paying the purchase price of an option in already-owned, freely transferable, unencumbered Shares to receive new options to purchase Shares at the then current market price for the same number of Shares surrendered upon exercise of the original option and payment of related withholding taxes. In no circumstance will the Shares subject to the new option granted be exercisable within twelve months of the date of exercise of the original option or have a life beyond that of the original option.

b) Stock Appreciation Rights. The Committee may grant stock appreciation rights which permit a participant to receive Corning Common Stock in an amount equal to the excess of the fair market value on the date of exercise of the Shares to which the exercise relates over the exercise price of the rights being exercised. The longest term a stock appreciation right may be outstanding shall be ten years.

c) Assignments. Options are not assignable or transferable except for limited circumstances such as death and, with the consent of the Committee, to certain family members to assist with estate planning.

d) Rights of Participants. A participant shall have no rights as a shareholder with respect to Shares covered by an option until the date of the issuance or transfer of the Shares to him following exercise and only after such Shares are fully paid. No adjustment will be made for dividends or other rights for which the record date is prior to the date of such issuance or transfer, except as provided in Section 3(d).

6. 2005 INCENTIVE STOCK PLAN

The Committee may from time to time award Shares of Incentive Stock or “incentive stock rights” to eligible employees, subject to such conditions, restrictions and contingencies as the Committee shall determine.

a) “Incentive Stock” shall be Corning Common Stock awarded pursuant to the terms of the 2005 Incentive Stock Plan.

b) An “incentive stock right” shall, subject to the terms, conditions and limitations of this Section 6, give the holder thereof the right to receive in consideration of services performed for, but without payment of cash to, the Corporation such Shares, cash or a combination of the two as the Committee may determine.

c) The Committee shall from time to time select, and report to the Board of Directors, (i) the individual employees who are to receive Shares of Incentive Stock or incentive stock rights, or a combination thereof, (ii) the number of Shares of Incentive Stock a designated employee is to receive, either directly or upon maturation of an incentive stock right, (iii) whether ownership of, or any portion of, such Shares of Incentive Stock is to be vested in the designated employee without the possibility of forfeiture or other restrictions at the time of the

Committee’s action or at one or more specified dates in the future, (iv) whether ownership of such, or any portion of such, Shares of Incentive Stock is to be vested in the designated employee at the time of the Committee’s action, but subject to the possibility of forfeiture or other restrictions, and (v) the specific dates from the date of the Committee’s award over which the possibility of forfeiture or other restrictions are to lapse.

d) Dividends and Dividend Equivalents. An award may contain the right to receive dividends or dividend equivalent payments, which shall vest and shall be paid at the same time that the underlying Incentive Stock vests and is paid. Any crediting of dividends or dividend equivalents or reinvestment in Shares prior to vesting shall be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credit amounts in share equivalents.

e) The Committee may determine the minimum restriction and/or forfeiture period for Shares awarded to participants.

7. PAYMENTS

Where the Plan permits discretion in the method of payment, a participant’s awards or options may be settled through cash payments, the delivery of Shares, and/or the granting of awards or options, or any combination thereof, as the Committee shall determine. Any award or option settlement may be subject to such conditions, restrictions and contingencies as the Committee shall determine. Neither payments nor the recognition of any income under the Plan may be deferred beyond the end of the year when payments are due or the income would normally be recognized.

8. PRE-ESTABLISHED PERFORMANCE GOALS

The performance goals that may be used by the Committee shall be: operating profits (including EBITDA), net profits, cash flow, earnings per share, profit returns and margins, revenues, shareholder return and/or value, stock price, return on capital, return on assets, market value or economic value added, and working capital. Performance goals may be measured solely on a corporate, subsidiary, division, or business unit basis, or a combination thereof. Performance criteria may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities or other external measure of the selected performance criteria. Nevertheless, the Compensation Committee may choose different performance measures for executive officers if the shareholders otherwise approve, if tax laws or regulations change so as not to require shareholder approval of different measures in order to deduct the related cash or stock payment for federal income tax purposes or if the Compensation Committee determines that it is in the Corporation’s best interest to grant awards not satisfying the requirements of Section 162(m) or any successor law. Profits, earnings and revenues used for any performance goal measurement shall exclude: gains or losses on operating asset sales or dispositions; asset write-downs; litigation or claim judgments or settlements; accruals for historic environmental obligations; effect of changes in the tax law or the tax rate on deferred tax liabilities; accruals for reorganization and restructuring programs; uninsured catastrophic property losses; the cumulative effect of changes in accounting principles; and any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial performance appearing in the Corporation’s annual report to shareholders for the applicable year. For awards under this Program intended to be “performance-based compensation,” the grant of the awards and the establishment of the performance measures shall be made during the period required under Code Section 162(m).

9. PROGRAM AMENDMENT AND TERMINATION

a) Amendments. The Board may amend the Program, or either Plan thereunder, as it deems necessary and appropriate to better achieve the Program’s purposes; provided, however, that (i) the limitations set forth in Sections 3(a) and 3(b) cannot be increased and (ii) the minimum stock option and stock appreciation right exercise prices set forth in Section 2(c) cannot be reduced below fair market value. With the consent of the employee affected, the Committee may amend outstanding agreements evidencing awards under the Program in a manner not inconsistent with the terms of the Program or either of its Plans.

b) Program Suspension and Termination. The Board may suspend or terminate the Program or either of its Plans at any time. Any such suspension or termination shall not of itself impair any outstanding option or award granted under the Program or a participant’s rights regarding such option or award.

10. TAX WITHHOLDING

All distributions under the Program are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any Shares or other benefits under the Program on satisfaction of the applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the participant, through the surrender of Shares which the participant already owns, or through the surrender of Shares to which the participant is otherwise entitled under the Program.

11. CANCELLATION AND REPAYMENT

Notwithstanding anything in the Program to the contrary, the Committee may, in its sole discretion, in the event of a breach of contract or a serious breach of conduct by an employee or former employee (including, without limitation, any conduct prejudicial to or in conflict with the Corporation or its subsidiaries), or any activity of any employee or former employee in competition with any of the businesses of the Corporation or any subsidiary,

a) cancel any outstanding award granted to such employee or former employee, in whole or in part, whether or not vested, and/or

b) if such conduct or activity occurs within two years (or such shorter period as the Committee, in its discretion, may determine) before or after the exercise or payment of an award, require such employee or former employee to repay to the Corporation any gain realized or payment received upon the exercise or payment of such award (with such gain or payment valued as of the date of exercise or payment).

Such cancellation or repayment obligation shall be effective as of the date specified by the Committee. Any repayment obligation may be satisfied in Shares or cash or a combination thereof (based upon the fair market value of Shares on the day prior to the date of payment and the Committee may provide for an offset to any future payments owed by the Corporation or any subsidiary to the employee or former employee if necessary to satisfy the repayment obligation. The determination of whether an employee or former employee has engaged in a breach of contract or a serious breach of conduct or any activity in competition with any of the businesses of the Corporation or any subsidiary shall be determined by the Committee in good faith and in its sole discretion.

12. MISCELLANEOUS

a) Termination of Employment and Death. The Committee may establish rules regarding stock grants and awards in the event of termination of employment by reason of death, total and permanent disability, retirement, spin-off or similar event.

b) No Individual Rights. No person shall have any claim or right to be granted an award under the Program or either of its Plans. Neither the Program nor any action taken hereunder shall be construed as giving any employee or other person any right to continue to be employed by or to perform services for the Corporation or any subsidiary or related entity. The right to terminate the employment of or performance of services by any Program participant at any time and for any reason is specifically reserved to the employing entity.

c) Interpretation. The Committee’s interpretation and construction of any provisions of the Program or of either of its Plans or any right, option or award granted or contract executed under the Program or Plans shall be final unless otherwise determined by the Board of Directors, which determination shall be final. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith.

d) Unfunded Program. The Program and each Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Program shall not establish any fiduciary relationship between the Corporation and any participant or beneficiary of a participant.

e) Other Benefit and Compensation Programs. Unless otherwise specifically determined by the Committee, settlements of awards received by participants under the Program shall not be deemed a part of a participant’s regular, recurring compensation for purposes of calculating payments or benefits from any of the Corporation’s benefit plans or severance program. The Corporation may adopt other compensation programs, plans or arrangements as it deems appropriate.

f) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Program. The Committee shall determine whether cash shall be paid in lieu of any fractional Shares.

g) Governing Law. The validity, construction and effect of the Program and any award, agreement or other instrument issued under it shall be determined in accordance with the laws of the State of New York without reference to principles of conflict of law.

IN WITNESS WHEREOF, the Corporation has caused this document covering the Program and its Plans to be executed by its duly authorized officer this              day of April, 2005.

CORNING INCORPORATED

By:
Title:

MMMMMMMMMMMM

000000000.000 ext
000000000.000 ext
000000000.000 ext
MR A SAMPLE	000000000.000 ext
DESIGNATION (IF ANY)	000000000.000 ext
ADD 1	000000000.000 ext
ADD 2	000000000.000 ext
ADD 3
ADD 4
ADD 5
ADD 6

☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

Please mark your vote as indicated in this example.	☒	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

A Election of Directors

1. The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold		For	Withhold

01 - John Seely Brown	☐	☐	03 - John M. Hennessy	☐	☐

02 - Gordon Gund	☐	☐	04 - H. Onno Ruding	☐	☐

B Proposals The Board of Directors recommends a vote FOR the following proposals.

	For	Against	Abstain

2. Approval of the Adoption of the 2005 Employee Equity Participation Program.	☐	☐	☐

3. Ratify the appointment of PricewaterhouseCoopers LLP as Corning’s independent auditors for fiscal year ending December 31, 2005.	☐	☐	☐

C Non-Proposals

1. To Discontinue receiving duplicate Annual Reports, please mark the box to the right with an X.	☐

2. If you plan on attending the meeting, please mark the box to the right with an X.	☐

NOTE: Corning submitted its 2004 Annual CEO Certification to NYSE on compliance with NYSE corporate governance listing standards, and filed with SEC its Sarbanes-Oxley Act 302 Certifications as exhibits to its most recent Form 10-K.

D Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

	1 U P X H H H P P P P	0 0 5 0 8 8

Proxy - Corning Incorporated

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE 2005 MEETING OF SHAREHOLDERS

APRIL 28, 2005

The undersigned hereby appoints James B. Flaws, James R. Houghton and Wendell P. Weeks and each of them, proxies with full power of substitution, to vote as designated on the reverse side, on behalf of the undersigned all shares of Stock which the undersigned may be entitled to vote at the Meeting of Shareholders of Corning Incorporated on April 28, 2005, and any adjournments thereof, with all powers that the undersigned would possess if personally present. In their discretion, the proxies are hereby authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements thereof.

If you are a current or former employee of Corning Incorporated and own shares of Corning Common Stock through a Corning Incorporated benefit plan, your share ownership as of March 1, 2005, is shown on this proxy card. Your vote will provide voting instructions to the trustees of the plans. If no instructions are given, the trustees will vote your shares as described in the proxy statement.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH SPECIFICATION MADE. IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR ALL LISTED NOMINEES AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS ON THE OTHER MATTERS REFERRED TO ON THE REVERSE SIDE HEREOF.

(THIS PROXY CONTINUES AND MUST BE SIGNED ON THE REVERSE SIDE)

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

•          Call toll free 1-866-516-0979 in the United States or Canada any time on a touchtone telephone. There is NO CHARGE to you for the call.

•          Follow the simple instructions provided by the recorded message.

• Go to the following web site: WWW.COMPUTERSHARE.COM/US/PROXY • Enter the information requested on your computer screen and follow the simple instructions.

C0123456789	12345

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on April 28, 2005.

THANK YOU FOR VOTING

MMMMMMMMMMMM

000000000.000 ext
000000000.000 ext
000000000.000 ext
MR A SAMPLE	000000000.000 ext
DESIGNATION (IF ANY)	000000000.000 ext
ADD 1	000000000.000 ext
ADD 2	000000000.000 ext
ADD 3
ADD 4
ADD 5
ADD 6

☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

Please mark your vote as indicated in this example.	☒

A Election of Directors

1. The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold		For	Withhold

01 - John Seely Brown	☐	☐	03 - John M. Hennessy	☐	☐

02 - Gordon Gund	☐	☐	04 - H. Onno Ruding	☐	☐

B Proposals The Board of Directors recommends a vote FOR the following proposals.

	For	Against	Abstain

2. Approval of the Adoption of the 2005 Employee Equity Participation Program.	☐	☐	☐

3. Ratify the appointment of PricewaterhouseCoopers LLP as Corning’s independent auditors for fiscal year ending December 31, 2005.	☐	☐	☐

C Non-Proposals

1. To Discontinue receiving duplicate Annual Reports, please mark the box to the right with an X.	☐

2. If you plan on attending the meeting, please mark the box to the right with an X.	☐

NOTE: Corning submitted its 2004 Annual CEO Certification to NYSE on compliance with NYSE corporate governance listing standards, and filed with SEC its Sarbanes-Oxley Act 302 Certifications as exhibits to its most recent Form 10-K.

D Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

	1 U P X H H H P P P P	0 0 5 0 8 8 2

Proxy - Corning Incorporated

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE 2005 MEETING OF SHAREHOLDERS

APRIL 28, 2005

The undersigned hereby appoints James B. Flaws, James R. Houghton and Wendell P. Weeks and each of them, proxies with full power of substitution, to vote as designated on the reverse side, on behalf of the undersigned all shares of Stock which the undersigned may be entitled to vote at the Meeting of Shareholders of Corning Incorporated on April 28, 2005, and any adjournments thereof, with all powers that the undersigned would possess if personally present. In their discretion, the proxies are hereby authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements thereof.

If you are a current or former employee of Corning Incorporated and own shares of Corning Common Stock through a Corning Incorporated benefit plan, your share ownership as of March 1, 2005, is shown on this proxy card. Your vote will provide voting instructions to the trustees of the plans. If no instructions are given, the trustees will vote your shares as described in the proxy statement.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH SPECIFICATION MADE. IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR ALL LISTED NOMINEES AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS ON THE OTHER MATTERS REFERRED TO ON THE REVERSE SIDE HEREOF.

(THIS PROXY CONTINUES AND MUST BE SIGNED ON THE REVERSE SIDE)